UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21374

PIMCO Floating Rate Income Fund
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, NY			10105
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, NY 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	July 31, 2009

Date of reporting period:	July 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1: REPORT TO SHAREHOLDERS

Contents

Letter to Shareholders	1

Fund Insights/Performance & Statistics	2-3

Schedules of Investments	4-16

Statements of Assets and Liabilities	17

Statements of Operations	18

Statements of Changes in Net Assets	19-20

Statements of Cash Flows	21

Notes to Financial Statements	22-41

Financial Highlights	42-43

Report of Independent Registered Public Accounting Firm	44

Tax Information/Annual Shareholder Meeting Results	45

Changes to Investment Policies	46

Matters Related to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements	47-49

Privacy Policy/Proxy Voting Policies & Procedures	50

Divident Reinvestment Plan	51

Board of Trustees	52-53

Fund Officers	54

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Letter to Shareholders

September 15, 2009

Dear Shareholder:

Please find enclosed the annual reports for PIMCO Floating Rate Income Fund and PIMCO Floating Rate Strategy Fund (collectively, the “Funds”) for the fiscal year ended July 31, 2009.

Corporate credit securities provided modest returns during the 12-month fiscal period as investors showed renewed enthusiasm for risk assets during the second half of the fiscal year. Early signs of improving economic conditions contributed to shifting sentiments away from low yielding U.S. Treasury securities and in favor of corporate stocks and bonds. In this environment, the Barclays Capital U.S. Aggregate Index, a broad credit market measure of government and corporate securities, posted a 7.85% return. The Barclays Capital Investment Grade Credit Index, a measure of high quality corporate bond performance, returned 8.69%. Mortgage-backed securities, as represented by the Barclays Capital Mortgage Index, returned 3.47% and the Barclays Capital U.S. High Yield Bond Index returned 4.94%. Stocks fared worse as the Standard & Poor’s 500 Index, an unmanaged index that is generally representative of the U.S. stock market, declined 19.96% despite having rallied 21.18% during the last six months of the fiscal year.

During the reporting period, the Federal Reserve (the “Fed”) reduced the Federal Funds Rate, the key target rate on loans between member banks, from 2.00% to the record-low target level of 0.00% to 0.25%. The Fed also engaged in quantitative easing, which included purchasing significant amounts of securities from banks in order to add to the supply of cash available for lending.

On April 6, 2009, the Funds issued a press release to make explicit that each Fund’s investment policies allow it to hold common stock received from conversion of other portfolio securities, such that common stocks may represent up to 20% of each Fund’s total assets. The Funds may invest in preferred stock and convertible securities, and these securities may allow for conversion into common stock.

For specific information on the Funds and a review of their performance for the reporting period, please see the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Funds’ sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & Chief Executive Officer

7.31.09 | PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report 1

PIMCO Floating Rate Income Fund Fund Insights/Performance & Statistics

July 31, 2009 (unaudited)

•                 For the fiscal year ended July 31, 2009, PIMCO Floating Rate Income Fund (the “Fund”) declined 28.97% on net asset value (“NAV”) and 25.78% on market price.

•                 Exposure to the finance sector, with specific emphasis on banking and insurance where performance came under pressure, was among the most significant detractors from returns.

•                 Security selection in the telecommunication sector, where the Fund’s focus has predominantly been on fixed-line companies relative to wireless providers, detracted from performance.

•                 Limited exposure to consumer non-cyclicals, such as food and tobacco, detracted from performance as the sector performed well during the fiscal 12-month reporting period.

•                 Minimal exposure to retailers, which outperformed during the reporting period despite difficult economic conditions, detracted from the Fund’s return.

•                 An initial above-market weighting in media cable loans, which was one of the best performing sectors during the reporting period, contributed positively to performance.

•                 Despite heightened volatility during the reporting period, exposure to auto-related credits benefited performance.

•                 An emphasis on health care early in the reporting period and a paring back of exposure in early 2009 as valuations richened, benefited returns.

Total Return(1):	Market Price	NAV
1 Year	(25.78)%	(28.97)%
5 Year	(5.94)%	(4.76)%
Commencement of Operations (8/29/03) to 7/31/09	(4.01)%	(3.35)%

Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (8/29/03) to 7/31/09	Market Price	$8.98
NAV	NAV	$9.07
Market Price	Discount to NAV	(0.99)%
	Market Price Yield(2)	8.77%

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in net asset value or market share price (as applicable) in the specified period. The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund distributions.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend payable to common shareholders by the market price per common share at July 31, 2009.

2 PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report | 7.31.09

PIMCO Floating Rate Strategy Fund Fund Insights/Performance & Statistics

July 31, 2009 (unaudited)

•                 For the fiscal year ended July 31, 2009, PIMCO Floating Rate Strategy Fund (the “Fund”) declined 35.35% on net asset value (“NAV”) and 29.85% on market price.

•                 Exposure to the finance sector, with specific emphasis on banking and insurance where performance came under pressure, was among the most significant detractors from returns.

•                 Exposure to the non-cable media sector, which underperformed significantly amid a weakening advertising market, detracted from performance.

•                 Security selection in the telecommunication sector, where the Fund’s focus has predominantly been on fixed-line companies relative to wireless providers, detracted from performance.

•                 Adding exposure midway through the period to high-quality securitized holdings, such as residential mortgage-backed securities, detracted from the Fund’s return.

•                 An initial above-market weighting in media cable loans, one of the best performing sectors during the reporting period, contributed positively to performance.

•                 Despite heightened volatility during the fiscal 12-month reporting period, exposure to auto-related credits benefited performance.

•                 Limited exposure to the gaming sector, which experienced significant pressure during the reporting period, benefited returns.

Total Return(1):	Market Price	NAV
1 Year	(29.85)%	(35.35)%
3 Year	(16.11)%	(15.49)%
Commencement of Operations (10/29/04) to 7/31/09	(9.24)%	(8.07)%

Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (10/29/04) to 7/31/09	Market Price	$7.78
NAV	NAV	$7.98
Market Price	Discount to NAV	(2.51)%
	Market Price Yield(2)	9.48%

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in net asset value or market share price (as applicable) in the specified period. The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund distributions.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend payable to common shareholders by the market price per common share at July 31, 2009.

7.31.09 | PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report 3

PIMCO Floating Rate Income Fund Schedule of Investments

July 31, 2009

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
CORPORATE BONDS & NOTES – 66.0%

Apparel & Textiles – 0.3%
$900	Hanesbrands, Inc., 4.593%, 12/15/14, FRN	B2/B	$765,000
Banking – 26.1%
1,600	American Express Bank FSB, 0.418%, 5/29/12, FRN (j)	A2/A+	1,457,365
2,100	American Express Centurion Bank, 0.446%, 6/12/12, FRN	A2/A+	1,913,279
£1,700	BAC Capital Trust VII, 5.25%, 8/10/35	Baa3/B	1,676,943
	Barclays Bank PLC (g),
$1,200	7.375%, 12/15/11 (a) (d)	Baa2/BBB+	877,356
1,485	7.434%, 12/15/17 (a) (d)	Baa2/BBB+	1,130,208
£4,300	14.00%, 6/15/19	Baa2/BBB+	8,910,942
$10,000	Comerica Bank, 0.861%, 5/22/12, FRN	A1/A+	9,113,650
1,000	Den Norske Bank, 7.729%, 6/29/11 (a) (d) (g)	Aa3/BBB+	806,583
600	HBOS PLC, 6.75%, 5/21/18 (a) (d)	Baa2/A-	462,245
3,000	JPMorgan Chase Bank N.A., 0.959%, 6/13/16, FRN	Aa2/A+	2,454,075
	M&I Marshall & Ilsley Bank, FRN,
1,600	0.778%, 6/1/11	A2/BBB	1,392,723
3,300	0.916%, 12/4/12	A3/BBB-	2,234,348
1,629	NB Capital Trust II, 7.83%, 12/15/26	Baa3/B	1,392,795
€3,000	Northern Rock PLC, 1.377%, 3/13/12, FRN	A2/A	3,363,742
$10,000	Rabobank Nederland NV, 11.00%, 6/30/19 (a) (d) (g)	Aa2/AA-	11,680,930
7,200	Regions Financial Corp., 0.774%, 6/26/12, FRN	Baa3/BBB+	5,988,377
£1,955	Royal Bank of Scotland PLC, 6.334%, 4/6/11, FRN	NR/NR	1,799,194
$6,000	Wachovia Bank N.A., 0.959%, 3/15/16, FRN (j)	Aa3/AA-	4,992,984
4,250	Wells Fargo & Co., 7.98%, 3/15/18 (g)	Ba3/A-	3,681,677
2,550	Wells Fargo Capital XIII, 7.70%, 3/26/13 (g)	Ba3/A-	2,220,180
			67,549,596
Financial Services – 28.5%
1,200	American Express Credit Corp., 0.405%, 2/24/12, FRN (j)	A2/BBB+	1,088,287
	American General Finance Corp., FRN,
3,900	0.879%, 12/15/11	Baa2/BB+	2,579,300
775	1.134%, 8/17/11	Baa2/BB+	483,039
2,500	Chukchansi Economic Dev. Auth., 4.913%, 11/15/12, FRN (a) (b) (d)	B3/B+	1,718,750
	CIT Group, Inc.,
6,200	0.734%, 4/27/11, FRN	Ca/CC	3,713,323
1,600	5.40%, 2/13/12	Ca/CC	878,259
100	Citigroup Capital XXI, 8.30%, 12/21/77, (converts to FRN on 12/21/37)	Baa3/B+	84,250
5,000	Citigroup, Inc., 0.903%, 6/9/16, FRN	Baa1/A-	3,628,850
	Ford Motor Credit Co. LLC,
10,250	3.26%, 1/13/12, FRN	Caa1/CCC+	8,725,312
2,200	7.25%, 10/25/11	Caa1/CCC+	2,066,962
	GMAC, Inc.,
500	6.00%, 12/15/11	Ca/CCC	443,752
1,425	6.875%, 9/15/11	Ca/CCC	1,298,184
1,625	6.875%, 8/28/12	Ca/CCC	1,451,050
2,600	7.25%, 3/2/11	Ca/CCC	2,420,382
2,702	7.50%, 12/31/13 (a) (d)	Ca/CCC	2,323,720
	International Lease Finance Corp.,
600	4.15%, 1/20/15	Baa2/BBB+	551,700
650	4.75%, 1/13/12	Baa2/BBB+	464,129
1,350	4.875%, 9/1/10	Baa2/BBB+	1,155,492
650	5.125%, 11/1/10	Baa2/BBB+	543,263

4 PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report | 7.31.09

PIMCO Floating Rate Income Fund Schedule of Investments

July 31, 2009 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

Financial Services (continued)
$650	5.30%, 5/1/12	Baa2/BBB+	$475,615
650	5.35%, 3/1/12	Baa2/BBB+	477,846
650	5.45%, 3/24/11	Baa2/BBB+	511,338
7,150	5.625%, 9/15/10 (j)	Baa3/AA	6,097,105
2,111	5.625%, 9/20/13	Baa2/BBB+	1,475,441
4,100	5.75%, 6/15/11	Baa2/BBB+	3,241,698
2,947	6.625%, 11/15/13	Baa2/BBB+	2,043,258
9,100	JPMorgan Chase & Co., 7.90%, 4/30/18 (g)	A2/BBB+	8,675,740
1,500	Lehman Brothers Holdings, Inc., 7.50%, 5/11/38 (e)	NR/NR	150
4,200	MBNA Capital, 1.828%, 2/1/27, FRN	Baa3/B	2,248,491
	Morgan Stanley, FRN,
2,600	0.96%, 10/18/16	A2/A	2,253,454
3,500	0.989%, 10/15/15	A2/A	3,108,161
9,650	SLM Corp., 0.734%, 10/25/11, FRN	Ba1/BBB-	7,370,072
			73,596,373
Insurance – 10.1%
	American International Group, Inc.,
5,900	0.62%, 10/18/11, FRN	A3/A-	4,078,074
10,000	0.671%, 9/27/10, FRN (f)	A3/A-	6,810,437
1,600	0.709%, 3/20/12, FRN	A3/NR	956,990
1,500	4.70%, 10/1/10	A3/A-	1,283,354
5,000	4.95%, 3/20/12	A3/A-	3,445,225
6,400	5.45%, 5/18/17	A3/A-	3,338,976
700	8.175%, 5/15/68, (converts to FRN on 5/15/38)	Ba2/BBB	183,750
2,200	8.25%, 8/15/18	A3/A-	1,303,373
£1,300	8.625%, 5/22/68, (converts to FRN on 5/22/18) (b)	Baa1/BBB	538,801
$4,600	Pricoa Global Funding I, 0.734%, 6/26/12, FRN (a) (d)	A2/AA-	4,285,139
			26,224,119
Oil & Gas – 0.2%
600	SandRidge Energy, Inc., 8.00%, 6/1/18 (a) (d)	B3/B-	549,000
Paper/Paper Products – 0.5%
2,500	Verso Paper Holdings LLC, 4.778%, 8/1/14, FRN	B2/B-	1,212,500
Telecommunications – 0.0%
2,500	Hawaiian Telcom Communications, Inc., 8.49%, 5/1/13, FRN (b) (e)	WR/NR	18,750
Utilities – 0.3%
1,000	CMS Energy Corp., 1.459%, 1/15/13, FRN	Ba1/BB+	827,500
Total Corporate Bonds & Notes (cost-$172,594,951)			170,742,838

MORTGAGE-BACKED SECURITIES – 10.2%
477	Banc of America Commercial Mortgage, Inc., 3.878%, 9/11/36, CMO	NR/AAA	481,777
700	Bear Stearns Commercial Mortgage Securities Inc., 5.70%, 6/11/50, CMO	NR/AAA	591,260
1,500	Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 12/11/49, CMO	Aaa/AAA	1,194,295
	Commercial Mortgage Pass Through Certificates, CMO,
1,900	5.306%, 12/10/46	Aaa/NR	1,544,777
6,550	6.010%, 12/10/49, VRN	Aaa/AAA	5,592,518
900	Credit Suisse Mortgage Capital Certificates, 6.423%, 2/15/41, CMO, VRN	NR/AAA	708,742

7.31.09 | PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report 5

PIMCO Floating Rate Income Fund Schedule of Investments

July 31, 2009 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

$2,330	GS Mortgage Securities Corp. II, 5.56%, 11/10/39, CMO	Aaa/NR	$2,167,403
4,600	JPMorgan Chase Commercial Mortgage Securities Corp., 5.44%, 6/12/47, CMO	Aaa/AAA	3,760,147
3,625	LB-UBS Commercial Mortgage Trust, 5.866%, 9/15/45, CMO, VRN	NR/AAA	2,972,856
1,182	Mellon Residential Funding Corp., 0.638%, 11/15/31, CMO, FRN	Aaa/AAA	887,335
8,069	Morgan Stanley Capital I, 6.076%, 6/11/49, CMO, VRN	NR/AAA	6,449,860
Total Mortgage-Backed Securities (cost-$24,826,319)			26,350,970

SENIOR LOANS (a) (c) – 7.4%

Automotive Products – 0.5%
	Delphi Corp. (b),
2,269	8.50%, 6/30/20		1,081,523
231	8.50%, 6/30/20, Term DD		110,144
			1,191,667
Banking – 0.6%
	Aster Co., Ltd. (b),
1,092	4.013%, 9/19/13, Term B		716,916
1,132	4.013%, 9/19/14, Term C		742,643
			1,459,559
Chemicals – 0.2%
€287	Brenntag AG, 3.214%, 12/23/13, Term B		387,986
Consumer Products – 0.3%
$1,000	National Mentor, Inc., 2.901%, 6/29/12 (b)		858,333
Containers & Packaging – 0.0%
	Graphic Packaging International Corp.,
3	2.334%, 5/3/14		2,884
3	2.504%, 5/3/14		2,628
6	2.504%, 5/3/14, Term B		5,782
3	2.505%, 5/3/14, Term A		2,628
1	2.509%, 5/3/14		1,066
12	2.597%, 5/3/14		11,301
			26,289
Diversified Manufacturing – 0.7%
4,519	Grant Forest Products, 10.25%, 9/16/13 (b)		233,495
	KION Group GmbH (b),
1,250	2.285%, 12/20/14, Term B		781,250
1,250	2.785%, 12/20/15, Term C		781,250
			1,795,995
Drugs & Medical Products – 0.9%
€985	Bausch & Lomb, Inc., 4.37%, 4/11/15, Term T		1,328,845
€709	Mylan Laboratories, Inc., 3.29%, 10/2/13, Term A		942,176
			2,271,021
Electronics – 0.4%
	Sensata Technologies, Inc. (b),
€2	2.706%, 4/21/13		2,933
€985	2.892%, 4/27/13		1,136,097
			1,139,030

6 PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report | 7.31.09

PIMCO Floating Rate Income Fund Schedule of Investments

July 31, 2009 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

Entertainment – 0.3%
	Revolution Studios LLC (b),
$470	2.79%, 12/21/12, Term A		$427,930
419	4.04%, 12/21/14, Term B		381,524
			809,454
Financial Services – 0.9%
935	Chrysler Financial Corp., 4.29%, 8/3/12, Term B		886,798
	FCI S.A., Term B (b),
100	3.406%, 3/9/13		68,043
2,083	3.406%, 3/8/14		1,416,303
			2,371,144
Food & Beverage – 0.4%
	Dole Foods Co.,
108	0.505%, 4/12/13		108,724
23	7.25%, 4/12/13, Term C		23,217
188	8.00%, 4/12/13, Term B		190,060
679	8.00%, 4/12/13, Term C		684,964
			1,006,965
Healthcare & Hospitals – 0.7%
	Community Health Systems, Inc.,
49	2.535%, 7/25/14		45,718
68	2.535%, 7/25/14, Term B		63,908
884	2.924%, 7/25/14, Term B		832,249
€1,000	ISTA, 5.085%, 6/15/16		891,410
			1,833,285
Multi-Media – 0.6%
	Seven Media Group, Term T,
AUD 2,766	5.365%, 12/28/12		1,345,077
AUD 662	5.73%, 12/28/12		322,060
			1,667,137
Paper/Paper Products – 0.0%
	Verso Paper Holdings LLC (b),
$448	6.733%, 2/1/13		100,800
23	7.483%, 2/1/13		5,202
			106,002
Recreation – 0.0%
1	Cedar Fair L.P., 2.285%, 8/30/12		1,469
Telecommunications – 0.6%
2,556	Hawaiian Telcom Communications, Inc., 4.75%, 6/1/24, Term C (b) (e)		1,571,902
Waste Disposal – 0.3%
€500	AVR-Bedrijven NV, 3.042%, 3/1/15 (b)		633,851
Total Senior Loans (cost-$30,663,276)			19,131,089

CONVERTIBLE PREFERRED STOCK – 0.9%

Shares

Banking – 0.9%
2,700	Wells Fargo & Co., 7.50%, 12/31/49, Ser. L (cost-$1,869,885)	Ba3/A-	2,267,892

7.31.09 | PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report 7

PIMCO Floating Rate Income Fund Schedule of Investments

July 31, 2009 (continued)

Shares		Credit Rating (Moody’s/S&P)*	Value
PREFERRED STOCK – 0.5%

Financial Services – 0.5%
30	Richmond Cnty. Capital Corp., 4.381%, Ser. C, FRN (a) (b) (d) (f) (cost-$3,068,307)	NR/NR	$1,191,803

U.S. TREASURY NOTES (h) – 0.4%

Principal Amount (000)

$1,119	U.S. Treasury Notes, 1.13%, 6/30/11 (cost-$1,124,066)		1,120,402

ASSET-BACKED SECURITIES – 0.1%

	Credit Suisse First Boston Mortgage Securities Corp., FRN,
12	0.985%, 7/25/32	Aaa/AAA	4,442
426	1.025%, 8/25/32	Aaa/AAA	157,021
Total Asset-Backed Securities (cost-$438,358)			161,463

SHORT-TERM INVESTMENTS – 14.5%

Corporate Notes – 13.9%
Banking – 1.2%
3,300	M&I Marshall & Ilsley Bank, 0.754%, 6/16/10, FRN	A2/BBB	3,153,022
Financial Services – 11.8%
	American General Finance Corp.,
4,800	0.706%, 3/2/10, FRN	Baa2/BB+	4,201,497
1,000	3.875%, 10/1/09	Baa2/BB+	960,563
900	4.875%, 5/15/10	Baa2/BB+	778,574
5,750	CIT Group, Inc., 0.759%, 3/12/10, FRN	Ca/CC	3,370,937
1,625	Ford Motor Credit Co. LLC, 7.375%, 10/28/09	Caa1/CCC+	1,622,117
1,625	GMAC, Inc., 7.75%, 1/19/10	Ca/CCC	1,606,394
	International Lease Finance Corp.,
2,000	0.881%, 5/24/10, FRN	Baa2/BBB+	1,741,740
4,300	0.909%, 1/15/10, FRN	Baa2/BBB+	4,105,881
900	4.55%, 10/15/09	Baa2/BBB+	882,875
4,450	5.00%, 4/15/10	Baa2/BBB+	4,002,922
3,600	SLM Corp., 0.37%, 3/15/10, FRN	Ba1/BBB-	3,295,206
	Universal City Florida Holding Co.,
3,500	5.778%, 5/1/10, FRN	Caa2/B-	3,062,500
1,000	8.375%, 5/1/10	Caa2/B-	890,000
			30,521,206
Insurance – 0.9%
700	AIG Matched Funding Corp., 0.32%, 9/8/09, FRN (a) (d)	A3/A-	613,375
	Residential Reinsurance Ltd., FRN (a) (b) (d),
1,300	7.918%, 6/7/10	NR/BB	1,249,950
500	8.418%, 6/7/10	NR/BB-	477,650
			2,340,975
Total Corporate Notes (cost-$38,032,103)			36,015,203
U.S. Treasury Bill (h) – 0.1%
150	0.15%, 8/20/09 (cost-$149,988)		149,988

8 PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report | 7.31.09

PIMCO Floating Rate Income Fund Schedule of Investments

July 31, 2009 (continued)

Principal Amount (000)		Value

Repurchase Agreement – 0.5%
$1,366	State Street Bank & Trust Co., dated 7/31/09, 0.01%, due 8/3/09, proceeds $1,366,001; collateralized by U.S. Treasury Bills, 0.09%, due 9/10/09, valued at $1,394,861 including accrued interest (cost-$1,366,000)	$1,366,000
Total Short-Term Investments (cost-$39,548,091)		37,531,191
Total Investments (cost-$274,133,253) – 100.0%		$258,497,648

7.31.09 | PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report 9

PIMCO Floating Rate Strategy Fund Schedule of Investments

July 31, 2009

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
CORPORATE BONDS & NOTES – 62.0%

Banking – 24.1%
$3,400	American Express Bank FSB, 0.418%, 5/29/12, FRN	A2/A+	$3,096,900
£2,100	BAC Capital Trust VII, 5.25%, 8/10/35	Baa3/B	2,071,518
	Barclays Bank PLC (g),
$2,600	7.375%, 12/15/11 (a) (d)	Baa2/BBB+	1,900,938
3,000	7.434%, 12/15/17 (a) (d)	Baa2/BBB+	2,283,249
£8,600	14.00%, 6/15/19	Baa2/BBB+	17,821,884
$20,000	Comerica Bank, 0.861%, 5/22/12, FRN	A1/A+	18,227,300
2,000	Den Norske Bank, 7.729%, 6/29/11 (a) (d) (g)	Aa3/BBB+	1,613,166
1,400	HBOS PLC, 6.75%, 5/21/18 (a) (d)	Baa2/A-	1,078,573
€4,900	Keycorp, 1.444%, 11/22/10, FRN	Baa1/BBB+	6,293,264
	M&I Marshall & Ilsley Bank, FRN,
$3,400	0.778%, 6/1/11	A2/BBB	2,959,537
6,700	0.916%, 12/4/12	A3/BBB-	4,536,402
3,500	NB Capital Trust II, 7.83%, 12/15/26	Baa3/B	2,992,500
15,000	Rabobank Nederland NV, 11.00%, 6/30/19 (a) (d) (g)	Aa2/AA-	17,521,395
14,900	Regions Financial Corp., 0.774%, 6/26/12, FRN	Baa3/BBB+	12,392,613
£3,911	Royal Bank of Scotland PLC, 6.334%, 4/6/11, FRN	NR/NR	3,598,388
$13,000	Wachovia Bank N.A., 0.959%, 3/15/16, FRN	Aa3/AA-	10,818,132
6,750	Wells Fargo & Co., 7.98%, 3/15/18 (g)	Ba3/A-	5,847,370
9,900	Wells Fargo Capital XIII, 7.70%, 3/26/13 (g)	Ba3/A-	8,619,524
			123,672,653
Financial Services – 28.5%
1,600	AIG SunAmerica Global Financing VI, 6.30%, 5/10/11 (a) (d)	A1/A+	1,533,688
2,570	American Express Credit Corp., 0.405%, 2/24/12, FRN	A2/BBB+	2,330,748
	American General Finance Corp., FRN,
8,450	0.879%, 12/15/11	Baa2/BB+	5,588,484
1,625	1.134%, 8/17/11	Baa2/BB+	1,012,824
3,500	Chukchansi Economic Dev. Auth.,
	4.913%, 11/15/12, FRN (a) (b) (d)	B3/B+	2,406,250
1,350	CIT Group Funding Co. of Canada, 5.60%, 11/2/11	Ca/CC	944,996
	CIT Group, Inc.,
13,000	0.734%, 4/27/11, FRN (j)	Ca/CC	7,785,999
350	4.75%, 12/15/10	Ca/CC	196,672
1,000	5.40%, 2/13/12	Ca/CC	548,912
1,350	5.60%, 4/27/11	Ca/CC	760,716
200	Citigroup Capital XXI, 8.30%, 12/21/77, (converts to FRN on 12/21/37)	Baa3/B+	168,500
	Citigroup, Inc.,
15,000	0.903%, 6/9/16, FRN	Baa1/A-	10,886,550
100	6.50%, 8/19/13	A3/A	102,060
	Ford Motor Credit Co. LLC,
8,400	3.26%, 1/13/12, FRN	Caa1/CCC+	7,150,500
7,000	7.25%, 10/25/11	Caa1/CCC+	6,576,696
3,300	7.80%, 6/1/12	Caa1/CCC+	3,104,030
1,400	General Electric Capital Corp., 0.768%, 10/6/15, FRN	Aa2/AA+	1,165,469
4,800	Genworth Global Funding Trusts, 1.023%, 5/15/12, FRN	A2/A	4,050,038
	GMAC, Inc.,
3,000	2.868%, 12/1/14, FRN	Ca/CCC	2,103,750
5,500	6.00%, 12/15/11	Ca/CCC	4,881,278
3,000	6.75%, 12/1/14	Ca/CCC	2,532,744
3,575	6.875%, 9/15/11	Ca/CCC	3,256,846
3,375	6.875%, 8/28/12	Ca/CCC	3,013,720

10 PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report | 7.31.09

PIMCO Floating Rate Strategy Fund Schedule of Investments

July 31, 2009 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

Financial Services (continued)
	International Lease Finance Corp.,
$1,400	4.15%, 1/20/15	Baa2/BBB+	$1,287,300
1,350	4.75%, 1/13/12	Baa2/BBB+	963,959
2,785	4.875%, 9/1/10	Baa2/BBB+	2,383,737
1,350	5.125%, 11/1/10	Baa2/BBB+	1,128,316
1,350	5.30%, 5/1/12	Baa2/BBB+	987,817
1,350	5.35%, 3/1/12	Baa2/BBB+	992,448
1,350	5.45%, 3/24/11	Baa2/BBB+	1,062,010
17,560	5.625%, 9/15/10	Baa3/AA	14,974,150
4,950	5.625%, 9/20/13	Baa2/BBB+	3,459,704
5,950	6.625%, 11/15/13	Baa2/BBB+	4,125,343
15,900	JPMorgan Chase & Co., 7.90%, 4/30/18 (g)	A2/BBB+	15,158,710
2,500	Lehman Brothers Holdings, Inc., 7.50%, 5/11/38 (e)	NR/NR	250
7,450	Morgan Stanley, 0.989%, 10/15/15, FRN	A2/A	6,615,943
	SLM Corp., FRN,
19,350	0.734%, 10/25/11	Ba1/BBB-	14,778,330
10,000	1.413%, 9/15/15	Ba1/BBB-	6,569,000
			146,588,487
Insurance – 8.7%
5,000	AIG Life Holdings U.S., Inc., 7.50%, 8/11/10	A3/A-	4,854,260
	American International Group, Inc.,
12,600	0.62%, 10/18/11, FRN	A3/A-	8,709,107
10,000	0.671%, 9/27/10, FRN (f)	A3/A-	6,810,437
3,400	0.709%, 3/20/12, FRN	A3/A-	2,033,605
2,500	4.70%, 10/1/10	A3/A-	2,138,922
3,200	4.95%, 3/20/12	A3/A-	2,204,944
13,600	5.45%, 5/18/17	A3/A-	7,095,324
1,450	8.175%, 5/15/68, (converts to FRN on 5/15/38)	Ba2/BBB	380,625
£2,400	8.625%, 5/22/68, (converts to FRN on 5/22/18) (b)	Baa1/BBB	994,710
$10,000	Pricoa Global Funding I, 0.734%, 6/26/12, FRN (a) (d)	A2/AA-	9,315,520
			44,537,454
Paper/Paper Products – 0.7%
7,500	Verso Paper Holdings LLC, 4.778%, 8/1/14, FRN	B2/B-	3,637,500
Telecommunications – 0.0%
8,750	Hawaiian Telcom Communications, Inc., 8.49%, 5/1/13, FRN (b) (e)	WR/NR	65,625
Total Corporate Bonds & Notes (cost-$329,354,370)			318,501,719

SENIOR LOANS (a) (c) – 9.7%

Automotive – 0.1%
	Ford Motor Corp., Term B,
51	3.29%, 12/16/13		43,622
734	3.51%, 12/16/13		627,023
			670,645
Automotive Products – 0.8%
	Delphi Corp. (b),
7,261	8.50%, 6/30/20		3,460,873
739	8.50%, 6/30/20, Term DD		352,463
311	9.25%, 9/30/09		311,246
			4,124,582

7.31.09 | PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report 11

PIMCO Floating Rate Strategy Fund Schedule of Investments

July 31, 2009 (continued)

Principal Amount (000)		Value

Banking – 1.1%
	Aster Co., Ltd. (b),
€1,800	3.945%, 9/19/13, Term B	$1,735,326
$2,137	4.013%, 9/19/13, Term B	1,402,661
1,500	4.013%, 9/19/14, Term B	984,375
2,214	4.013%, 9/19/14, Term C	1,452,995
		5,575,357
Chemicals – 0.4%
€287	Brenntag AG, 3.214%, 12/23/13, Term B	387,986
€1,457	MacDermid, Inc., 2.754%, 4/12/14 (b)	1,497,092
		1,885,078
Consumer Products – 0.5%
$3,000	National Mentor, Inc., 2.901%, 6/29/12 (b)	2,574,999
Containers & Packaging – 0.0%
	Graphic Packaging International Corp.,
3	2.334%, 5/3/14	2,884
3	2.504%, 5/3/14	2,628
6	2.504%, 5/3/14, Term B	5,782
3	2.505%, 5/3/14, Term A	2,628
1	2.509%, 5/3/14	1,066
12	2.597%, 5/3/14	11,301
		26,289
Diversified Manufacturing – 0.9%
9,684	Grant Forest Products, 10.25%, 9/16/13 (b)	500,346
	KION Group GmbH (b),
3,000	2.285%, 12/20/14, Term B	1,875,000
3,000	2.785%, 12/20/15, Term C	1,875,000
	Linpac Mouldings Ltd. (b),
1,016	2.76%, 4/16/12, Term B	248,847
1,277	3.26%, 4/16/12, Term C	312,901
		4,812,094
Electronics – 0.2%
	Sensata Technologies, Inc., (b)
€3	2.706%, 4/21/13	2,933
€985	2.892%, 4/27/13	1,136,097
		1,139,030
Financial Services – 1.7%
$1,819	Chrysler Financial Corp., 4.29%, 8/3/12, Term B	1,724,126
	FCI S.A., Term B (b),
173	3.406%, 3/9/13	117,529
3,598	3.406%, 3/8/14	2,446,341
	One (b),
€2,000	3.292%, 2/4/16, Term B	2,268,400
€2,000	3.792%, 2/4/17, Term C	2,268,400
		8,824,796
Food & Beverage – 0.2%
	Dole Foods Co.,
$108	0.505%, 4/12/13	108,724
23	7.25%, 4/12/13, Term C	23,217
188	8.00%, 4/12/13, Term B	190,060
679	8.00%, 4/12/13, Term C	684,964
		1,006,965

12 PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report | 7.31.09

PIMCO Floating Rate Strategy Fund Schedule of Investments

July 31, 2009 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

Healthcare & Hospitals – 0.5%
€3,000	ISTA, 5.085%, 6/15/16		$2,674,231
Manufacturing – 0.5%
	Bombardier, Inc., Term B (b),
$2,028	3.33%, 6/26/13		1,449,886
1,586	4.11%, 6/26/13		1,134,070
			2,583,956
Multi-Media – 1.4%
4,328	Insight Communications, 6.25%, 4/23/15, Term B (b)		2,683,293
	Seven Media Group, Term T,
AUD 7,150	5.365%, 12/28/12		3,477,328
AUD 1,712	5.73%, 12/28/12		832,599
			6,993,220
Printing/Publishing – 0.7%
	Tribune Co. (b) (e),
$4,151	5.00%, 6/4/24, Term X		1,698,509
4,975	5.25%, 6/4/24, Term B		1,919,212
			3,617,721
Recreation – 0.0%
3	Cedar Fair L.P., 2.285%, 8/30/12		3,427
Telecommunications – 0.7%
5,675	Hawaiian Telcom Communications, Inc., 4.75%, 6/1/24, Term C (b) (e)		3,490,183
Total Senior Loans (cost-$85,980,073)			50,002,573

MORTGAGE-BACKED SECURITIES – 7.3%
1,450	Bear Stearns Commercial Mortgage Securities Inc., 5.70%, 6/11/50, CMO	NR/AAA	1,224,754
8,226	Citigroup Commercial Mortgage Trust, 5.699%, 12/10/49, CMO, VRN	Aaa/AAA	7,048,318
2,900	Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 12/11/49, CMO	Aaa/AAA	2,308,971
	Commercial Mortgage Pass Through Certificates, CMO,
4,000	5.306%, 12/10/46	Aaa/NR	3,252,161
11,900	6.010%, 12/10/49, VRN	Aaa/AAA	10,160,453
1,900	Credit Suisse Mortgage Capital Certificates, 6.423%, 2/15/41, CMO, VRN	NR/AAA	1,496,233
4,865	GS Mortgage Securities Corp. II, 5.56%, 11/10/39, CMO	Aaa/NR	4,525,501
3,155	JPMorgan Chase Commercial Mortgage Securities Corp., 5.44%, 6/12/47, CMO	Aaa/AAA	2,578,970
	Morgan Stanley Capital I, CMO, VRN,
3,360	5.447%, 2/12/44	Aaa/AAA	2,740,151
2,800	6.076%, 6/11/49	NR/AAA	2,238,147
Total Mortgage-Backed Securities (cost-$33,455,609)			37,573,659

PREFERRED STOCK – 1.9%

Shares

Automotive Products – 0.0%
20,275	Dura Automotive Systems, Inc., 20.00%, 12/31/49 (b) (f) (i)	NR/NR	10,137

7.31.09 | PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report 13

PIMCO Floating Rate Strategy Fund Schedule of Investments

July 31, 2009 (continued)

Shares		Credit Rating (Moody’s/S&P)*	Value

Insurance – 1.9%
21,655	ABN AMRO North America Capital Funding Trust I, 6.968%, 9/15/10, (converts to FRN on 9/15/10) (a) (d)	B3/B	$9,555,269
Total Preferred Stock (cost-$11,257,512)			9,565,406

U.S. TREASURY NOTES – 0.7%

Principal Amount
(000)

$3,697	U.S. Treasury Notes, 1.13%, 6/30/11 (cost-$3,713,737)		3,701,632

CONVERTIBLE PREFERRED STOCK – 0.5%

Shares

Banking – 0.5%
3,000	Wells Fargo & Co., 7.50%, 12/31/49, Ser. L (cost-$2,077,650)	Ba3/A-	2,519,880

ASSET-BACKED SECURITIES – 0.1%

Principal Amount
(000)

$410	CIT Group Home Equity Loan Trust, 0.555%, 6/25/33, FRN (cost-$410,727)	Aaa/AAA	251,361

COMMON STOCK – 0.0%

Shares

Automotive Products – 0.0%
81,383	Dura Automotive Systems, Inc. (b) (f) (i) (cost-$1,317,433)		81,383

SHORT-TERM INVESTMENTS – 17.8%

Principal Amount
(000)

Corporate Notes – 14.9%
Banking – 2.3%
$5,000	Bank of Scotland PLC, 0.31%, 6/28/10, FRN (a) (b) (d)	Aa3/A+	4,831,740
6,700	M&I Marshall & Ilsley Bank, 0.754%, 6/16/10, FRN	A2/BBB	6,401,589
700	UBS AG, 2.158%, 7/1/10	NR/NR	699,994
			11,933,323
Financial Services – 11.6%
	American General Finance Corp.,
14,200	0.706%, 3/2/10, FRN	Baa2/BB+	12,429,430
2,000	3.875%, 10/1/09	Baa2/BB+	1,921,126
12,250	CIT Group, Inc., 0.759%, 3/12/10, FRN	Ca/CC	7,181,563
8,755	Ford Motor Credit Co. LLC, 7.375%, 10/28/09	Caa1/CCC+	8,739,469
	International Lease Finance Corp.,
3,000	0.881%, 5/24/10, FRN	Baa2/BBB+	2,612,610
9,900	0.909%, 1/15/10, FRN	Baa2/BBB+	9,453,074
1,932	4.55%, 10/15/09	Baa2/BBB+	1,895,238
5,550	5.00%, 4/15/10	Baa2/BBB+	4,992,408

14 PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report | 7.31.09

PIMCO Floating Rate Strategy Fund Schedule of Investments

July 31, 2009 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

Financial Services (continued)
$1,400	SLM Corp., 0.37%, 3/15/10, FRN	Ba1/BBB-	$1,281,469
	Universal City Florida Holding Co.,
9,000	5.778%, 5/1/10, FRN	Caa2/B-	7,875,000
1,000	8.375%, 5/1/10	Caa2/B-	890,000
			59,271,387
Insurance – 1.0%
1,381	AIG Matched Funding Corp., 0.32%, 9/8/09, FRN (a) (d)	A3/A-	1,210,101
	Residential Reinsurance Ltd., FRN (a) (b) (d),
3,000	7.918%, 6/7/10	NR/BB	2,884,500
1,200	8.418%, 6/7/10	NR/BB-	1,146,360
			5,240,961
Total Corporate Notes (cost-$80,458,669)			76,445,671

U.S. Treasury Bills (h) – 1.1%
5,567	0.13%-0.15%, 8/6/09-8/13/09 (cost-$5,566,738)		5,566,739

Repurchase Agreements – 1.8%
9,000	JPMorgan Securities, Inc., dated 7/31/09, 0.21%, due 8/3/09, proceeds $9,000,158; collateralized by Fannie Mae, 7.125%, due 06/15/10, valued at $9,186,486 including accrued interest		9,000,000
489	State Street Bank & Trust Co., dated 7/31/09, 0.01%, due 8/3/09, proceeds $489,000; collateralized by U.S. Treasury Bills, 0.09%, due 9/10/09, valued at $499,950 including accrued interest		489,000
Total Repurchase Agreements (cost-$9,489,000)			9,489,000
Total Short-Term Investments (cost-$95,514,407)			91,501,410
Total Investments (cost-$563,081,518) – 100.0%			$513,699,023

7.31.09 | PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report 15

PIMCO Floating Rate Strategy Fund Schedule of Investments

July 31, 2009 (continued)

Notes to Schedule of Investments:
*	Unaudited
(a)

Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $46,497,798 and $107,283,322, representing 18.0% and 20.9% of total investments in Floating Rate Income and Floating Rate Strategy, respectively.

(b)	Illiquid security.
(c)

These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Funds are ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on July 31, 2009.

(d)

144A Security–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	In default.
(f)

Fair-Valued–Securities with an aggregate value of $8,002,240 and $6,901,957, representing 3.1% and 1.3% of total investments in Floating Rate Income and Floating Rate Strategy, respectively. See Note 1(a) in the Notes to Financial Statements.

(g)	Perpetual maturity security. Maturity date shown is the first call date. Interest rate is fixed until the first call date and variable thereafter.
(h)	All or partial amount segregated as collateral for swaps.
(i)	Non-income producing.
(j)	All or partial amount segregated as collateral for reverse repurchase agreements.

Glossary:
AUD	-	Australian Dollar
	£-	British Pound
CMO	-	Collateralized Mortgage Obligation
	€-	Euro
FRN	-	Floating Rate Note. The interest rate disclosed reflects the rate in effect on July 31, 2009.
LIBOR	-	London Inter-Bank Offered Rate
NR	-	Not Rated
VRN	-

Variable Rate Note. Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on July 31, 2009.

WR	-	Withdrawn Rating

16 PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report | 7.31.09 | See accompanying Notes to Financial Statements.

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Statements of Assets and Liabilities July 31, 2009

	Floating Rate Income	Floating Rate Strategy
Assets:
Investments, at value (cost—$274,133,253 and $563,081,518, respectively)	$258,497,648	$513,699,023
Cash (including foreign currency of $300,225 and $544,780 with a cost of $289,091 and $554,483, respectively)	337,677	565,776
Receivable for investments sold	5,963,526	13,439,822
Unrealized appreciation of swaps	2,737,638	5,770,882
Interest receivable	2,685,455	5,503,581
Unrealized appreciation of forward foreign currency contracts	28,826	325,980
Receivable for terminated swaps	692	789
Premium for swaps purchased	–	17,500
Receivable from broker	–	94,272
Prepaid expenses	16,337	28,349
Total Assets	270,267,799	539,445,974

Liabilities:
Payable for reverse repurchase agreements	12,104,750	442,000
Payable for investments purchased	7,856,876	24,125,251
Premium for swaps sold	2,053,750	4,145,250
Dividends payable to common and preferred shareholders	1,208,625	2,656,408
Unrealized depreciation of swaps	1,131,457	2,743,228
Unrealized depreciation of forward foreign currency contracts	236,520	854,611
Unrealized depreciation of unfunded loan commitments	179,166	358,332
Investment management fees payable	152,876	312,005
Payable to broker	138,890	–
Interest payable	1,590	32
Payable to broker for collateral	–	570,000
Accrued expenses	246,614	289,593
Total Liabilities	25,311,114	36,496,710
Preferred shares ($0.00001 par value and $25,000 liquidation preference per share applicable to an aggregate of 3,159 and 6,440 shares issued and outstanding, respectively)	78,975,000	161,000,000
Net Assets Applicable to Common Shareholders	$165,981,685	$341,949,264

Composition of Net Assets Applicable to Common Shareholders:
Common Stock:
Par value ($0.00001 per share)	$183	$429
Paid-in-capital in excess of par	350,123,066	808,275,004
Undistributed net investment income	18,110,199	31,899,814
Accumulated net realized loss	(188,131,915)	(451,000,333)
Net unrealized depreciation of investments, swaps, unfunded loan commitments and foreign currency transactions	(14,119,848)	(47,225,650)
Net Assets Applicable to Common Shareholders	$165,981,685	$341,949,264
Common Shares Issued and Outstanding	18,307,756	42,875,265
Net Asset Value Per Common Share	$9.07	$7.98

See accompanying Notes to Financial Statements. | 7.31.09 | PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report 17

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Statements of Operations
Year ended July 31, 2009

	Floating Rate Income	Floating Rate Strategy
Investment Income:
Interest	$30,982,955	$66,978,160
Dividends	474,202	508,034
Facility and other fee income	373,633	1,107,574
Total Investment Income	31,830,790	68,593,768

Expenses:
Investment management fees	2,323,031	5,018,086
Auction agent fees and commissions	322,490	701,918
Excise tax expense	261,531	53,014
Custodian and accounting agent fees	219,821	304,730
Interest expense	175,780	410,191
Audit and tax services	158,809	159,212
Shareholder communications	90,046	161,004
Legal fees	75,556	150,091
Trustees’ fees and expenses	40,750	81,248
Transfer agent fees	31,639	32,806
New York Stock Exchange listing fees	21,545	35,084
Insurance expense	10,375	21,989
Miscellaneous	19,626	22,839
Total expenses	3,750,999	7,152,212
Less: custody credits earned on cash balances	(1,310)	(1,936)
Net expenses	3,749,689	7,150,276
Net Investment Income	28,081,101	61,443,492
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(128,645,012)	(308,481,570)
Swaps	(11,502,339)	(38,618,695)
Foreign currency transactions	15,081,271	36,936,652
Net change in unrealized appreciation/depreciation of: Investments	15,943,929	25,933,153
Swaps	4,022,954	14,850,253
Unfunded loan commitments	(192,023)	(371,840)
Foreign currency transactions	(994,680)	(3,670,031)
Net realized and change in unrealized loss on investments, swaps, unfunded loan commitments and foreign currency transactions	(106,285,900)	(273,422,078)
Net Decrease in Net Assets Resulting from Investment Operations	(78,204,799)	(211,978,586)
Dividends on Preferred Shares from Net Investment Income	(3,784,254)	(8,434,704)
Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$(81,989,053)	$(220,413,290)

18 PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report | 7.31.09 | See accompanying Notes to Financial Statements.

PIMCO Floating Rate Income Fund Statements of Changes in Net Assets Applicable to Common Shareholders

	Years ended July 31,
	2009	2008
Investment Operations:
Net investment income	$28,081,101	$33,021,100
Net realized loss on investments, futures contracts, swaps and foreign currency transactions	(125,066,080)	(43,985,922)
Net change in unrealized appreciation/depreciation of investments, futures contracts, swaps, unfunded loan commitments and foreign currency transactions	18,780,180	6,157,349
Net decrease in net assets resulting from investment operations	(78,204,799)	(4,807,473)
Dividends on Preferred Shares from Net Investment Income	(3,784,254)	(9,769,968)
Net decrease in net assets applicable to common shareholders resulting from investment operations	(81,989,053)	(14,577,441)
Dividends and Distributions to Common Shareholders from:
Net investment income	(21,508,007)	(28,125,506)
Net realized gains	–	(5,488,695)
Total dividends and distributions to common shareholders	(21,508,007)	(33,614,201)
Capital Share Transactions:
Reinvestment of dividends and distributions	338,301	1,042,860
Total decrease in net assets applicable to common shareholders	(103,158,759)	(47,148,782)
Net Assets Applicable to Common Shareholders:
Beginning of year	269,140,444	316,289,226
End of year (including undistributed (dividends in excess of) net investment income of $18,110,199 and $(2,332,637), respectively)	$165,981,685	$269,140,444
Common shares issued in Reinvestment of Dividends and Distributions	41,974	64,327

See accompanying Notes to Financial Statements. | 7.31.09 | PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report 19

PIMCO Floating Rate Strategy Fund
Statements of Changes in Net Assets Applicable to Common Shareholders (continued)

	Years ended July 31,
	2009	2008
Investment Operations:
Net investment income	$61,443,492	$77,230,711
Net realized loss on investments, futures contracts, swaps and foreign currency transactions	(310,163,613)	(85,992,800)
Net change in unrealized appreciation/depreciation of investments, futures contracts, swaps, unfunded loan commitments and foreign currency transactions	36,741,535	(14,749,233)
Net decrease in net assets resulting from investment operations	(211,978,586)	(23,511,322)
Dividends on Preferred Shares from Net Investment Income	(8,434,704)	(22,369,957)
Net decrease in net assets applicable to common shareholders resulting from investment operations	(220,413,290)	(45,881,279)
Dividends and Distributions to Common Shareholders from:
Net investment income	(43,472,525)	(64,200,011)
Return of capital	–	(611,854)
Total dividends and distributions to common shareholders	(43,472,525)	(64,811,865)
Capital Share Transactions:
Reinvestment of dividends and distributions	1,203,410	3,172,658
Total decrease in net assets applicable to common shareholders	(262,682,405)	(107,520,486)
Net Assets Applicable to Common Shareholders:
Beginning of year	604,631,669	712,152,155
End of year (including undistributed (dividends in excess of) net investment income of $31,899,814 and $(20,683,385), respectively)	$341,949,264	$604,631,669
Common shares issued in Reinvestment of Dividends and Distributions	176,606	201,511

20 PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report | 7.31.09 | See accompanying Notes to Financial Statements.

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Statements of Cash Flows Year ended July 31, 2009

	Floating Rate Income	Floating Rate Strategy
Decrease in Cash from:

Cash Flows used for Operating Activities:
Net decrease in net assets resulting from investment operations	$(78,204,799)	$(211,978,586)
Adjustments to Reconcile Net Decrease in Net Assets Resulting from Investments Operations to Net Cash provided by Operating Activities:
Purchases of long-term investments	(279,431,940)	(584,186,579)
Proceeds from sales of long-term investments	381,752,000	858,993,933
Sale of short-term portfolio investments, net	28,337,321	50,242,646
Net change in unrealized appreciation/depreciation of investments, swaps, unfunded loan commitments and foreign currency transactions	(18,780,180)	(36,741,535)
Net realized loss on investments, swaps and foreign currency transactions	125,066,080	310,163,613
Net amortization on investments	(10,382,116)	(22,065,563)
Decrease in receivable for investments sold	2,511,764	2,161,185
Decrease in interest receivable	997,107	3,191,367
Increase in receivable from broker	–	(94,272)
Increase in payable to broker	138,890	570,000
(Increase) decrease in prepaid expense and other assets	(2,335)	9,866
Decrease in payable for investments purchased	(17,961,951)	(4,581,296)
Increase in interest payable	1,590	32
Periodic and termination payments of swaps, net	(10,692,770)	(39,779,340)
Proceeds from currency transactions	15,462,657	37,096,165
Decrease in investment management fees payable	(152,777)	(380,672)
Increase (decrease) in accrued expenses and other liabilities	12,577	(8,794)
Net cash provided by operating activities*	138,671,118	362,612,170
Cash Flows used for Financing Activities:
Increase in reverse repurchase agreements	12,104,750	442,000
Cash dividends paid (excluding reinvestment of dividends of $338,301 and $1,203,410, respectively)	(25,666,144)	(52,358,764)
Redemption of preferred shares	(131,025,000)	(319,000,000)
Net cash used for financing activities	(144,586,394)	(370,916,764)
Net decrease in cash	(5,915,276)	(8,304,594)
Cash at beginning of year	6,252,953	8,870,370
Cash at end of year	$337,677	$565,776

*	Included in operating expenses is cash paid by Floating Rate Income and Floating Rate Strategy for interest primarily on reverse repurchase agreements of $174,190 and $410,159, respectively.

See accompanying Notes to Financial Statements. | 7.31.09 | PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report 21

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Notes to Financial Statements

July 31, 2009

1. Organization and Significant Accounting Policies

PIMCO Floating Rate Income Fund (“Floating Rate Income”) and PIMCO Floating Rate Strategy Fund (“Floating Rate Strategy”), (collectively referred to as the “Funds”), were organized as Massachusetts business trusts on June 19, 2003 and June 30, 2004, respectively. Prior to commencing operations on August 29, 2003 and October 29, 2004, respectively, Floating Rate Income and Floating Rate Strategy had no operations other than matters relating to their organization and registration as diversified, closed-end management investment companies registered under the Investment Company Act of 1940 and the rules and regulations there under, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”), serves as the Funds’ Investment Manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Each Fund has an unlimited amount of $0.00001 par value per share of common stock authorized.

Each Fund’s investment objective is to seek high current income, consistent with the preservation of capital. Under normal market conditions, each Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of floating rate debt instruments, a substantial portion of which will be senior floating rate loans. The ability of the issuers of the Funds’ investments to meet their obligations may be affected by economic developments in a specific industry.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of any loss to be remote.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Funds’ investments, including over-the-counter options, are valued on the last business day of each week using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the last quoted mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange-traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of each Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and the NAV may change on days when an investor is not able to purchase or sell shares.

The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the financial statements of the Funds. Each Fund’s NAV is normally determined weekly, generally on the last business day of the week that the NYSE is open for trading as of the close of regular trading (normally, 4:00 p.m. Eastern time).

22 PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report | 7.31.09

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Notes to Financial Statements

July 31, 2009

1. Organization and Significant Accounting Policies (continued)

(b) Fair Value Measurements

The Funds have adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of the fair value measurements. Under FAS 157, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy under FAS 157 are described below:

•      Level 1 – quoted prices in active markets for identical investments that the Funds have the ability to access

•      Level 2 – valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•      Level 3 – valuations based on significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds have adopted FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability have Significantly Decreased and Identifying Transactions that are not Orderly” (“FAS 157-4”). FAS 157-4 provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement. FAS 157-4 emphasizes that even if there has been a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used, the objective of a fair value measurement remains the same.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement.

The valuation techniques used by the Funds to measure fair value during the fiscal year ended July 31, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs. The Funds utilized multi-dimensional relational pricing model and option adjusted spread pricing as fair value techniques on Level 3 investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the inputs used at July 31, 2009 in valuing each Fund’s assets and liabilities is listed below by investment types.

PIMCO Floating Rate Income Fund:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 7/31/2009
Investments in Securities – Assets
Corporate Bonds & Notes	–	$163,932,401	$6,810,437	$170,742,838
Mortgaged-Backed Securities	–	26,350,970	–	26,350,970
Senior Loans	–	19,131,089	–	19,131,089
Convertible Preferred Stock	$2,267,892	–	–	2,267,892
Preferred Stock	–	–	1,191,803	1,191,803
U.S. Treasury Notes	–	1,120,402	–	1,120,402
Asset-Backed Securities	–	161,463	–	161,463
Short-Term Investments	–	35,803,591	1,727,600	37,531,191
Total Investments in Securities – Assets	$2,267,892	$246,499,916	$9,729,840	$258,497,648
Investments in Securities – Liabilities
Other Financial Instruments*	–	$1,328,752	$69,735	$1,398,487
Total Investments in Securities	$2,267,892	$247,828,668	$9,799,575	$259,896,135

7.31.09 | PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report 23

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Notes to Financial Statements

July 31, 2009

1. Organization and Significant Accounting Policies (continued)

PIMCO Floating Rate Strategy Fund:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 7/31/2009
Investments in Securities – Assets:
Corporate Bonds & Notes	–	$311,691,282	$6,810,437	$318,501,719
Senior Loans	–	50,002,573	–	50,002,573
Mortgaged-Backed Securities	–	37,573,659	–	37,573,659
Preferred Stock	$9,555,269	–	10,137	9,565,406
U.S. Treasury Notes	–	3,701,632	–	3,701,632
Convertible Preferred Stock	2,519,880	–	–	2,519,880
Asset-Backed Securities	–	251,361	–	251,361
Common Stock	–	–	81,383	81,383
Short-Term Investments	–	87,470,550	4,030,860	91,501,410
Total Investments in Securities – Assets	$12,075,149	$490,691,057	$10,932,817	$513,699,023
Investments in Securities – Liabilities:
Other Financial Instruments*	–	$2,450,307	$48,716	$2,499,023
Total Investments in Securities	$12,075,149	$493,141,364	$10,981,533	$516,198,046

A roll forward of fair value measurements using significant unobservable inputs (Level 3) at July 31, 2009, were as follows:

PIMCO Floating Rate Income Fund:

	Beginning Balance 7/31/2008	Net Purchases, (Sales) and Settlements	Accrued Discounts	Total Realized Loss	Total Change in Unrealized Gain/Loss	Transfers in and/or out of Level 3	Ending Balance 7/31/2009
Investments in Securities – Assets:
Corporate Bonds & Notes	$4,277,164	$5,934,069	$367,360	$(15,424)	$(1,953,538)	$(1,799,194)	$6,810,437
Preferred Stock	–	–	–	–	(1,816,635)	3,008,438	1,191,803
Short-Term Investments	–	–	–	–	(72,934)	1,800,534	1,727,600
Total Investments in Securities – Assets	$4,277,164	$5,934,069	$367,360	$(15,424)	$(3,843,107)	$3,009,778	$9,729,840
Investments in Securities – Liabilities:
Other Financial Instruments*	$(57,987)	$(2,903)	–	–	$130,625	–	$69,735
Total Investments in Securities	$4,219,177	$5,931,166	$367,360	$(15,424)	$(3,712,482)	$3,009,778	$9,799,575

24 PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report | 7.31.09

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Notes to Financial Statements

July 31, 2009

1. Organization and Significant Accounting Policies (continued)

PIMCO Floating Rate Strategy Fund:

	Beginning Balance 7/31/2008	Net Purchases, (Sales) and Settlements	Accrued Discounts	Total Realized Loss	Total Change in Unrealized Gain/Loss	Transfers in and/or out of Level 3	Ending Balance 7/31/2009
Investments in Securities – Assets:
Corporate Bonds & Notes	$8,554,327	$5,005,638	$366,578	$(30,849)	$(3,486,869)	$(3,598,388)	$6,810,437
Preferred Stock	793,893	–	–	–	(783,756)	–	10,137
Common Stock	292,500	–	–	–	(211,117)	–	81,383
Short-Term Investments	–	–	–	–	(170,347)	4,201,207	4,030,860
Total Investments in Securities – Assets	$9,640,720	$5,005,638	$366,578	$(30,849)	$(4,652,089)	$602,819	$10,932,817
Investments in Securities – Liabilities:
Other Financial Instruments*	$(1,103,416)	$1,040,365	–	–	$111,767	–	$48,716
Total Investments in Securities	$8,537,304	$6,046,003	$366,578	$(30,849)	$(4,540,322)	$602,819	$10,981,533

*  Other Financial Instruments are derivative instruments not reflected in the Schedules of Investments, such as swap agreements and forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) of the instrument.

The net change in unrealized appreciation/depreciation of investments and other financial instruments, which Floating Rate Income held at July 31, 2009 were $(2,309,775) and $130,625, respectively. The net change in unrealized appreciation/depreciation on investments and other financial instruments, which Floating Rate Strategy held at July 31, 2009 were $(1,585,426) and $111,767, respectively. Realized gain (loss) and change in unrealized appreciation/depreciation are recorded on the Statements of Operations.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over lives of the respective securities. Dividend income is recorded on the ex-dividend date. Facility fees and other fees (such as origination fees) received by the Funds are amortized as income over the expected term of the loan. Commitment fees received by the Funds relating to unfunded purchase commitments are recorded as other fee income upon receipt. Paydown gains and losses are recorded as interest income on the Statements of Operations.

(d) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may become subject to excise tax based on the extent of distributions to shareholders.

FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds’ management has determined that its evaluation of the Interpretation has resulted in no material impact to the Funds’ financial statements at July 31, 2009. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

7.31.09 | PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report 25

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Notes to Financial Statements

July 31, 2009

1. Organization and Significant Accounting Policies (continued)

(e) Dividends and Distributions — Common Stock

The Funds declare dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid annually. The Funds record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par.

(f) Foreign Currency Translation

The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statements of Operations for the Funds.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain or loss is included in net realized and unrealized gain or loss on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

(g) Repurchase Agreements

The Funds may enter into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell at an agreed upon price and date (“repurchase agreements”). Each Fund through its custodian, takes possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, are held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

(h) Reverse Repurchase Agreements

The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the securities at a mutually agreed date and price. Generally, the effect of such a transaction is that the Funds can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. Unless the Funds cover their positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), their obligations under the agreements will be subject to the Funds’ limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Funds’ obligation to repurchase the securities.

(i) Mortgage-Related and Other Asset-Backed Securities

The Funds may invest in mortgage-related or other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or

26 PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report | 7.31.09

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Notes to Financial Statements

July 31, 2009

1. Organization and Significant Accounting Policies (continued)

indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Funds to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(j) Interest Expense

Interest expense relates primarily to the Funds’ liability in connection with reverse repurchase agreements. Interest expense is recorded as it is incurred.

(k) Custody Credits on Cash Balances

The Funds may benefit from an expense offset arrangement with their custodian bank, whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Funds.

(l) Senior Loans

The Funds may purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Funds succeed to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

2. Principal Risks

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (credit/counterparty risk). The main risks from derivative instruments are interest rate, foreign currency, market price and credit/counterparty risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Funds is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds.

The market values of equity securities, such as common stock and preferred stock or equity-related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

7.31.09 | PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report 27

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Notes to Financial Statements

July 31, 2009

2. Principal Risks (continued)

The Funds will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Funds seek to minimize concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Funds could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments.

The Funds’ sub-adviser, Pacific Investment Management Company LLC (the “Sub-Adviser”), an affiliate of the Investment Manager, seeks to minimize the Funds’ credit risks by performing reviews of each counterparty. Generally all transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Funds.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The Funds are also a party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provision for, initiation, income payments, events of default, and maintenance of collateral.

The credit risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to credit risk subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

3. Market and Credit Risk

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (“SIPA”) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Funds had credit default swap agreements outstanding with Lehman Brothers entities as counterparty at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The credit default swap agreements transactions associated with Lehman Brothers as counterparty have been written down to their estimated recoverable values. Anticipated losses for derivatives transactions associated with Lehman Brothers have been incorporated as receivable from broker and payable to broker on the Statements of Assets and Liabilities and net

28 PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report | 7.31.09

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds

Notes to Financial Statements

July 31, 2009

3. Market and Credit Risk (continued)

realized gain (loss) on swaps on the Statements of Operations of the Funds. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values for certain holdings. Financial assets and liabilities may be offset and the net amount may be reported in the Statements of Assets and Liabilities of the Funds where there is a legally enforceable right to set off the recognized amounts and the provisions of FASB Interpretation No. 39, “Offsetting of Amounts Related to Certain Contracts” (“FIN 39”) have been met.

The Sub-Adviser has delivered notices of default and in some cases, claim notices, to certain entities of Lehman Brothers in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, the Sub-Adviser has terminated the trades and has obtained quotations from brokers for replacement trades.

4. Financial Derivative Instruments

FASB Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements of FAS 161 distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting. Although the Funds may sometimes use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for FAS 161 hedge accounting treatment. The derivative instruments outstanding as of July 31, 2009 as disclosed in the Notes to Financial Statements and the amounts of realized gain (loss) and changes in appreciation/depreciation on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

(a) Futures Contracts

A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. The Funds may use futures contracts to manage their exposure to the securities market or the movement in interest rates and currency values. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability or unwillingness of counterparties to meet the terms of their contracts.

(b) Option Transactions

The Funds may purchase and write (sell) put and call options on securities for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risk associated with purchasing an option is that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options is decreased by the premiums paid.

When an option is written, the premium received is recorded as an asset with an equal liability which is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written by the Funds is exercised, the premium is added to the proceeds from the sale of the underlying

7.31.09 | PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report 29

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds

Notes to Financial Statements

July 31, 2009

4. Financial Derivative Instruments (continued)

security in determining whether there has been a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

(c) Swap Agreements

Swap agreements are privately negotiated agreements between the Funds and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Funds may enter into credit default, cross- currency, interest rate, total return, variance and other forms of swap agreements in order to manage their exposure to credit, currency and interest rate risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Payments received or made at the beginning of the measurement period are reflected as such on the Funds’ Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Funds’ Statements of Operations. Net periodic payments received or paid by the Funds are included as part of realized gains or losses on the Funds’ Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Funds’ Statements of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements — Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to their portfolios because, in addition to their total net assets, the Funds would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Funds may use credit default swaps on corporate issues or sovereign issues

30 PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report | 7.31.09

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds

Notes to Financial Statements

July 31, 2009

4. Financial Derivative Instruments (continued)

of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Funds own or have exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit events. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Funds may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Funds may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swap to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed later in the Notes (see 6(a)) and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of July 31, 2009 for which the Funds are the sellers of protection are disclosed later in the Notes (see 6(a)). These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Funds for the same referenced entity or entities.

Interest Rate Swap Agreements — Interest rate swap agreements involve the exchange by the Funds with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments, with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate,

7.31.09 | PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report 31

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds

Notes to Financial Statements

July 31, 2009

4. Financial Derivative Instruments (continued)

or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

(d) Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds may enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Funds may also enter these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in forward currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities.

Fair Value of Derivative Instruments as of July 31, 2009

The following is a summary of the fair valuation of each Fund’s derivative instruments categorized by risk exposure:

The effect of derivative instruments on the Funds’ Statements of Assets and Liabilities at July 31, 2009:

PIMCO Floating Rate Income Fund:

Location	Credit Contracts	Foreign Exchange Contracts	Total
Asset Derivatives:
Unrealized appreciation of swaps	$2,737,638	–	$2,737,638
Unrealized appreciation of forward foreign currency contracts	–	$28,826	28,826
Total Asset Derivatives	$2,737,638	$28,826	$2,766,464
Liability Derivatives:
Unrealized depreciation of swaps	$(1,131,457)	–	$(1,131,457)
Unrealized depreciation of forward foreign currency contracts	–	$(236,520)	(236,520)
Total Liability Derivatives	$(1,131,457)	$(236,520)	$(1,367,977)

PIMCO Floating Rate Strategy Fund:

Location	Credit Contracts	Foreign Exchange Contracts	Total
Asset Derivatives:
Unrealized appreciation of swaps	$5,770,882	–	$5,770,882
Unrealized appreciation of forward foreign currency contracts	–	$325,980	325,980
Total Asset Derivatives	$5,770,882	$325,980	$6,096,862
Liability Derivatives:
Unrealized depreciation of swaps	$(2,743,228)	–	$(2,743,228)
Unrealized depreciation of forward foreign currency contracts	–	$(854,611)	(854,611)
Total Liability Derivatives	$(2,743,228)	$(854,611)	$(3,597,839)

32 PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report | 7.31.09

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds

Notes to Financial Statements

July 31, 2009

4. Financial Derivative Instruments (continued)

The effect of derivative instruments on the Funds’ Statements of Operations for the six months ended July 31, 2009:

PIMCO Floating Rate Income Fund:

Location	Credit Contracts	Foreign Exchange Contracts	Total
Realized Loss on:
Swaps	$(3,616,805)	–	$(3,616,805)
Foreign currency transactions	–	$(108,512)	(108,512)
Total Realized Loss	$(3,616,805)	$(108,512)	$(3,725,317)
Net Change in Unrealized Appreciation/Depreciation of:
Swaps	$7,051,315	–	$7,051,315
Foreign currency transactions	–	$(2,130,025)	(2,130,025)
Total Change in Unrealized Appreciation/Depreciation	$7,051,315	$(2,130,025)	$4,921,290

PIMCO Floating Rate Strategy Fund:

Location	Credit Contracts	Foreign Exchange Contracts	Total
Realized Loss on:
Swaps	$(10,919,058)	–	$(10,919,058)
Foreign currency transactions	–	$(1,254,684)	(1,254,684)
Total Realized Loss	$(10,919,058)	$(1,254,684)	$(12,173,742)
Net Change in Unrealized Appreciation/Depreciation of:
Swaps	$23,792,581	–	$23,792,581
Foreign currency transactions	–	$(4,288,097)	(4,288,097)
Total Change in Unrealized Appreciation/Depreciation	$23,792,581	$(4,288,097)	$19,504,484

5. Investment Manager/Sub-Adviser

Each Fund has an Investment Management Agreement (each an “Agreement”) with the Investment Manager. Subject to the supervision of the Funds’ Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to each Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.75% of each Fund’s average weekly total managed assets. Total managed assets refer to the total assets of each Fund (including assets attributable to any Preferred Shares or other forms of leverage that may be outstanding minus accrued liabilities (other than liabilities representing leverage)).

The Investment Manager has retained the Sub-Adviser to manage the Funds’ investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Funds’ investment decisions. The Investment Manager, and not the Funds, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

6. Investments in Securities

Purchases and sales of investments, other than short-term securities, for the fiscal year ended July 31, 2009, were:

	U.S. Government Obligations		All Other
	Purchases	Sales	Purchases	Sales
Floating Rate Income	$11,631,688	$10,513,730	$266,122,127	$371,733,275
Floating Rate Strategy	–	20,781,465	580,648,473	839,351,130

7.31.09 | PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report 33

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Notes to Financial Statements

July 31, 2009

6. Investments in Securities (continued)

(a) Credit default swap agreements:

Sell protection swap agreements outstanding at July 31, 2009 (1):

PIMCO Floating Rate Income Fund:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000) (3)	Credit Spread (2)*	Termination Date	Payments Received by Fund	Market Value (4)	Upfront Premiums Received	Unrealized Appreciation (Depreciation)
Bank of America:
General Electric	$1,500	2.65%	12/20/13	3.80%	$73,523	–	$73,523
General Electric	2,000	2.65%	12/20/13	3.85%	102,024	–	102,024
Barclays Bank:
CIT Group	1,600	53.81%	12/20/13	5.00%	(745,114)	$(408,000)	(337,114)
General Electric	700	2.65%	12/20/13	3.78%	33,752	–	33,752
BNP Paribas:
General Electric	4,800	2.65%	12/20/13	3.80%	235,274	–	235,274
General Electric	800	2.65%	12/20/13	4.60%	64,770	–	64,770
General Electric	800	2.65%	12/20/13	4.70%	67,965	–	67,965
Citigroup:
American Express	1,650	1.61%	12/20/13	4.25%	182,407	–	182,407
American Express	550	1.61%	12/20/13	4.30%	61,934	–	61,934
Chrysler Financial	1,000	†	6/20/13	5.00%	(50,265)	(120,000)	69,735
General Electric	400	2.65%	12/20/13	4.25%	26,795	–	26,795
General Electric	2,000	2.65%	12/20/13	4.65%	165,919	–	165,919
General Electric	8,300	2.65%	3/20/14	4.05%	509,305	–	509,305
SLM	3,300	11.66%	12/20/13	5.00%	(588,433)	(406,250)	(182,183)
Credit Suisse First Boston:
Intelsat Bermuda	3,000	3.59%	3/20/10	3.21%	4,053	–	4,053
Deutsche Bank:
CIT Group	1,200	53.81%	12/20/13	5.00%	(558,835)	(318,000)	(240,835)
General Electric	2,500	2.65%	12/20/13	3.82%	124,535	–	124,535
General Electric	300	2.65%	12/20/13	4.23%	19,856	–	19,856
General Electric	5,950	2.65%	12/20/13	4.70%	505,490	–	505,490
General Electric	3,900	2.65%	12/20/13	4.78%	343,010	–	343,010
SLM	2,550	11.66%	12/20/13	5.00%	(454,699)	(357,000)	(97,699)
Goldman Sachs:
HCA	1,500	5.11%	9/20/13	3.00%	(95,755)	–	(95,755)
TRW Automotive	875	5.85%	9/20/09	2.15%	(2,368)	–	(2,368)
Merrill Lynch & Co.:
American Express	800	1.61%	12/20/13	4.40%	93,379	–	93,379
GMAC	1,600	6.52%	9/20/09	5.00%	5,912	(48,000)	53,912
SLM	1,575	11.66%	12/20/13	5.00%	(280,843)	(220,500)	(60,343)
Morgan Stanley:
SLM	1,600	11.55%	3/20/14	5.00%	(291,160)	(176,000)	(115,160)
					$(447,569)	$(2,053,750)	$1,606,181

34 PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report | 7.31.09

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Notes to Financial Statements

July 31, 2009

6. Investments in Securities (continued)

PIMCO Floating Rate Strategy Fund:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000) (3)	Credit Spread (2)*	Termination Date	Payments Received by Fund	Market Value (4)	Upfront Premiums Received	Unrealized Appreciation (Depreciation)
Bank of America:
General Electric	$3,500	2.65%	12/20/13	3.80%	$171,554	–	$171,554
General Electric	4,000	2.65%	12/20/13	3.85%	204,049	–	204,049
Barclays Bank:
CIT Group	3,300	53.81%	12/20/13	5.00%	(1,536,797)	$(841,500)	(695,297)
General Electric	1,500	2.65%	12/20/13	3.78%	72,325	–	72,325
BNP Paribas:
General Electric	10,200	2.65%	12/20/13	3.80%	499,957	–	499,957
General Electric	1,650	2.65%	12/20/13	4.60%	133,589	–	133,589
General Electric	1,700	2.65%	12/20/13	4.70%	144,426	–	144,426
Citigroup:
American Express	3,550	1.61%	12/20/13	4.25%	392,452	–	392,452
American Express	1,200	1.61%	12/20/13	4.30%	135,129	–	135,129
Chrysler Financial	1,000	†	6/20/13	5.00%	(50,265)	(120,000)	69,735
General Electric	600	2.65%	12/20/13	4.25%	40,192	–	40,192
General Electric	4,200	2.65%	12/20/13	4.65%	348,430	–	348,430
General Electric	17,700	2.65%	3/20/14	4.05%	1,086,107	–	1,086,107
Host Marriott	5,000	3.35%	12/20/09	1.70%	(22,261)	–	(22,261)
Qwest Capital Funding	6,000	4.96%	3/20/13	3.40%	(273,658)	–	(273,658)
Reliant Energy	5,000	6.33%	12/20/09	3.20%	(41,683)	–	(41,683)
SLM	6,550	11.66%	12/20/13	5.00%	(1,167,951)	(807,000)	(360,951)
Credit Suisse First Boston:
Intelsat Bermuda	7,000	3.59%	3/20/10	3.21%	9,456	–	9,456
Samis	1,400	†	12/20/09	2.15%	(3,519)	17,500	(21,019)
Deutsche Bank:
CIT Group	2,550	53.81%	12/20/13	5.00%	(1,187,525)	(675,750)	(511,775)
Ford Motor	1,000	7.79%	6/20/12	2.17%	(115,437)	–	(115,437)
General Electric	5,500	2.65%	12/20/13	3.82%	273,978	–	273,978
General Electric	700	2.65%	12/20/13	4.23%	46,331	–	46,331
General Electric	12,950	2.65%	12/20/13	4.70%	1,100,184	–	1,100,184
General Electric	8,300	2.65%	12/20/13	4.78%	729,996	–	729,996
SLM	5,400	11.66%	12/20/13	5.00%	(962,892)	(756,000)	(206,892)
Merrill Lynch & Co.:
American Express	1,700	1.61%	12/20/13	4.40%	198,430	–	198,430
ArvinMeritor	4,500	9.93%	12/20/09	2.25%	(121,192)	–	(121,192)
GMAC	3,400	6.52%	9/20/09	5.00%	12,562	(102,000)	114,562
SLM	3,350	11.66%	12/20/13	5.00%	(597,349)	(469,000)	(128,349)
Morgan Stanley:
SLM	3,400	11.55%	3/20/14	5.00%	(618,714)	(374,000)	(244,714)
					$(1,100,096)	$(4,127,750)	$3,027,654

*	Unaudited.
†	Issuer in default.
(1)

If the Funds are sellers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Funds will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

7.31.09 | PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report 35

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Notes to Financial Statements

July 31, 2009

6. Investments in Securities (continued)

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Funds could be required to make as sellers of credit protection or receive as buyers of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at July 31, 2009 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(b) Forward foreign currency contracts outstanding at July 31, 2009:

PIMCO Floating Rate Income Fund:		U.S. $
	Counterparty	Value on Origination Date	U.S. $ Value July 31, 2009	Unrealized Appreciation (Depreciation)
Purchased:
478,000 Australian Dollar settling 8/25/09	JPMorgan Chase & Co.	$386,767	$396,808	$10,041

Sold:
2,593,813 Australian Dollar settling 8/28/09	JPMorgan Chase & Co.	2,127,964	2,152,766	(24,802)
3,249,000 British Pound settling 8/6/09	Goldman Sachs & Co.	5,198,173	5,386,327	(188,154)
4,034,000 British Pound settling 8/6/09	Morgan Stanley	6,664,167	6,687,731	(23,564)
500,000 Euro settling 9/4/09	Barclays Bank	711,515	708,915	2,600
3,865,000 Euro settling 9/4/09	Goldman Sachs & Co.	5,496,098	5,479,913	16,185
				$(207,694)

PIMCO Floating Rate Strategy Fund:		U.S. $
	Counterparty	Value on Origination Date	U.S. $ Value July 31, 2009	Unrealized Appreciation (Depreciation)
Purchased:
1,200,000 British Pound settling 8/6/09	Royal Bank of Scotland PLC	$1,979,340	$1,989,409	$10,069
11,594,000 British Pound settling 8/6/09	UBS	18,941,640	19,221,012	279,372

Sold:
5,634,000 Australian Dollar settling 8/25/09	JPMorgan Chase & Co.	4,575,174	4,677,024	(101,850)
7,527,000 British Pound settling 8/6/09	Goldman Sachs & Co.	12,042,673	12,478,571	(435,898)
18,003,000 British Pound settling 8/6/09	Royal Bank of Scotland PLC	29,604,584	29,846,117	(241,533)
3,421,000 Euro settling 9/4/09	Barclays Bank	4,868,186	4,850,396	17,790
4,571,000 Euro settling 9/4/09	Goldman Sachs & Co.	6,405,571	6,480,901	(75,330)
3,302,000 Euro settling 9/4/09	JPMorgan Chase & Co.	4,700,424	4,681,675	18,749
				$(528,631)

36 PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report | 7.31.09

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Notes to Financial Statements

July 31, 2009

6. Investments in Securities (continued)

Floating Rate Strategy received $570,000 in cash as collateral for swap contracts. Cash collateral received may be invested in accordance with the Funds’ investment strategy. Collateral received as securities cannot be pledged.

(c) The weighted average daily balance of reverse repurchase agreements outstanding during the fiscal year ended July 31, 2009 for Floating Rate Income and Floating Rate Strategy were $15,430,083 and $44,859,343 respectively, at a weighted average interest rate of 1.98% and 2.01%, respectively. The total market value of underlying collateral (refer to the Schedules of Investments for positions segregated as collateral for reverse repurchase agreements) for open reverse repurchase agreements at July 31, 2009 were $13,635,741 and $598,923, respectively. Open reverse repurchase agreements at July 31, 2009 were:

PIMCO Floating Rate Income Fund:

Counterparty	Rate	Trade Date	Maturity Date	Principal & Interest	Principal
Bank of America:	0.75%	7/31/09	8/31/09	$4,488,843	$4,488,750
Barclays Bank:	0.75%	7/9/09	8/10/09	978,469	978,000
	0.75%	7/10/09	8/10/09	1,267,581	1,267,000
Credit Suisse First Boston:	0.75%	7/28/09	8/28/09	5,371,447	5,371,000
					$12,104,750

PIMCO Floating Rate Strategy Fund:

Counterparty	Rate	Trade Date	Maturity Date	Principal & Interest	Principal
Barclays:	(1.50)%	7/23/09	7/22/11	$441,834	$442,000

(d) At July 31, 2009, the Funds had the following unfunded loan commitments which could be extended at the option of the borrower:

Borrower	Floating Rate Income	Floating Rate Strategy
Eastman Kodak	$1,250,000	$2,500,000

7. Income Tax Information

The tax character of dividends paid was:

Floating Rate Income:

	Year ended July 31, 2009	Year ended July 31, 2008
Ordinary Income	$25,292,261	$43,384,169

At July 31, 2009, the tax character of distributable earnings was $25,564,657 of ordinary income.

In accordance with U.S. Treasury regulations, Floating Rate Income elected to defer realized foreign currency losses of $7,080,326 and realized capital losses of $121,950,169 arising after October 31, 2008. Such losses are treated for tax purposes as arising on August 1, 2009.

For the year ended July 31, 2009, permanent “book-tax” differences were primarily attributable to the differing treatment of swap payments, foreign currency transactions, nondeductible excise taxes and amendment fees. These adjustments were to increase undistributed net investment income by $17,653,996, increase accumulated net realized loss by $17,392,465 and decrease paid-in-capital in excess of par by $261,531.

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to the treatment of amounts received under swap agreements. For the year ended July 31, 2009, Floating Rate Income received $3,318,330 from swap agreements which are treated as net realized gain for financial statement purposes and as net income for federal tax purposes.

7.31.09 | PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report 37

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Notes to Financial Statements

July 31, 2009

7. Income Tax Information (continued)

At July 31, 2009, Floating Rate Income had a capital loss carryforward of $68,203,470 (of which $3,531,776 will expire in 2016 and $64,671,694 will expire in 2017), available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

The tax character of dividends paid was:

Floating Rate Strategy:

	Year ended July 31, 2009	Year ended July 31, 2008
Ordinary Income	$51,907,229	$86,569,968
Return of Capital	—	611,854

At July 31, 2009, the tax character of distributable earnings was $46,106,151 of ordinary income.

In accordance with U.S. Treasury regulations, Floating Rate Strategy elected to defer realized foreign currency losses of $13,506,700 and realized capital losses of $288,400,988 arising after October 31, 2008. Such losses are treated for tax purposes as arising on August 1, 2009.

For the year ended July 31, 2009, permanent “book-tax” differences were primarily attributable to the differing treatment of swap payments, foreign currency transactions, paydowns, nondeductible excise taxes and amendment fees. These adjustments were to increase undistributed net investment income by $43,046,936, increase accumulated net realized loss by $42,993,334 and decrease paid-in-capital in excess of par by $53,602.

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to the treatment of amounts received under swap agreements. For the year ended July 31, 2009, Floating Rate Strategy received $9,094,632 from swap agreements which are treated as net realized gain for financial statement purposes and as net income for federal tax purposes.

At July 31, 2009, Floating Rate Strategy had a capital loss carryforward of $168,957,117 (of which $11,931,485 will expire in 2015, $11,695,377 will expire in 2016 and $145,330,255 will expire in 2017), available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

The cost of investments for federal income tax purposes and gross unrealized appreciation and gross unrealized depreciation of investments at July 31, 2009 were:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Floating Rate Income	$272,156,091	$17,015,292	$(30,673,735)	$(13,658,443)
Floating Rate Strategy	556,611,550	31,860,512	(74,773,039)	(42,912,527)

For the Funds, the difference between book and tax appreciation/depreciation is attributable to materially modified securities due to amendments.

8. Auction-Rate Preferred Shares

Floating Rate Income has 1,053 shares of Preferred Shares Series T, 1,053 shares of Preferred Shares Series W, 1,053 shares of Preferred Shares Series TH outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Floating Rate Strategy has 1,288 shares of Preferred Shares Series M, 1,288 shares of Preferred Shares Series T, 1,288 shares of Preferred Shares Series W, 1,288 shares of Preferred Shares Series TH, and 1,288 shares of Preferred Shares Series F outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Dividends are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures. Distributions of net realized capital gains, if any, are paid annually.

38 PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report | 7.31.09

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Notes to Financial Statements

July 31, 2009

8. Auction-Rate Preferred Shares (continued)

For the year ended July 31, 2009, the annualized dividend rates ranged from:

	High	Low	At July 31, 2009
Floating Rate Income
Series T	5.938%	1.493%	1.512%
Series W	5.500%	1.486%	1.509%
Series TH	5.769%	1.483%	1.512%

Floating Rate Strategy
Series M	6.013%	1.491%	1.513%
Series T	5.938%	1.493%	1.512%
Series W	5.500%	1.486%	1.509%
Series TH	5.769%	1.483%	1.512%
Series F	6.013%	1.491%	1.513%

The Funds are subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Funds from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value.

Preferred shareholders, who are entitled to one vote per share, generally vote together with the common shareholders but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Fund have been directly impacted by an unprecedented lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate,” the higher of the 7-day USD London Inter-Bank Offered Rate (“LIBOR”) multiplied by 125% or the 7-day USD LIBOR plus 1.25% (which is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction).

These developments with respect to ARPS have not affected the management or investment policies of the Funds, and the Funds’ outstanding common shares continue to trade on the NYSE without any change. If the Funds’ ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Funds’ common shareholders could be adversely affected.

During the fiscal year ended July 31, 2009, the Funds redeemed, at their liquidation preference, a portion of their ARPS. The decision to redeem a portion of the Funds’ ARPS was made by the Funds’ Board of Trustees at the recommendation of the Funds’ Investment Manager and Sub-Adviser and is intended to increase asset coverage of the Funds’ ARPS above the 200% Level (subject to future market conditions), permitting the Funds to declare and pay future common share dividends. The Funds partially redeemed the ARPS at the full liquidation preference of $25,000 per share plus accumulated and unpaid dividends, up to each series respective dates of redemption.

	Dates of Redemptions	Floating Rate Income	Dates of Redemptions	Floating Rate Strategy
Beginning balance, 7/31/08		$210,000,000		$480,000,000
Partial Redemption	12/10/08-12/12/08	(75,000,000)	12/8/08-12/12/08	(195,000,000)
Partial Redemption	12/17/08-12/19/08	(18,000,000)	12/15/08-12/19/08	(37,000,000)
Partial Redemption	3/18/09-3/20/09	(23,025,000)	3/16/09-3/20/09	(60,000,000)
Partial Redemption	4/1/09-4/3/09	(15,000,000)	3/30/09-4/3/09	(27,000,000)
Ending balance, 7/31/09		$78,975,000		$161,000,000

7.31.09 | PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report 39

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Notes to Financial Statements

July 31, 2009

9. Legal Proceedings

In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (the “Commission”) and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Funds.

Since February 2004, the Investment Manager, the Sub-Adviser, and certain of their affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. Any potential resolution of these matters may include, but not be limited to judgments or settlements for damages against the Investment Manager or its affiliates or related injunctions.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Funds or on their ability to perform their respective investment advisory activities relating to the Funds.

The foregoing speaks only as of the date hereof.

10. Subsequent Events

In accordance with FASB Statement of Financial Accounting Standard No. 165, “Subsequent Events” (“FAS 165”), management has evaluated subsequent events following the fiscal year ended July 31, 2009 through September 25, 2009, which is the date the financial statements were issued.

The objective of FAS 165 is to establish principles and requirements for subsequent events. In particular, FAS 165 sets forth:

a.

The period after the balance sheet date during which management of a reporting entity shall evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements.

b.	The circumstances under which an entity shall recognize events or transactions occurring after the balance sheet date.
c.	The disclosures that an entity shall make about events or transactions that occurred after the balance sheet date.

The subsequent events were as follows:

Effective August 3, 2009, each Fund commenced reporting their NAV daily. In connection with the change to daily NAV reporting, the Funds’ Board of Trustees approved a change to each Fund’s monthly dividend schedule commencing in August 2009, each Fund’s monthly dividend is expected to be declared on the first business day of each month and paid on the first business day of the following month.

On August 3, 2009, the following dividends were declared to common shareholders payable September 1, 2009 to shareholders of record on August 13, 2009:

Floating Rate Income	$0.06566 per common share
Floating Rate Strategy	$0.06149 per common share

On September 1, 2009, the following dividends were declared to common shareholders payable September 29, 2009 to shareholders of record on September 11, 2009:

Floating Rate Income	$0.06566 per common share
Floating Rate Strategy	$0.06149 per common share

Diana L. Taylor resigned as Trustee of the Funds on September 10, 2009.

40 PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report | 7.31.09

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Notes to Financial Statements

July 31, 2009

10. Subsequent Events (continued)

On September 10, 2009, the Fund’s Board of Trustees approved that effective November 27, 2009, Floating Rate Income’s investment policy will be revised to provide that under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of floating rate debt instruments, a substantial portion of which will be senior floating rate loans, securities with durations of less than or equal to one year, and fixed rate securities with respect to which the Fund has entered into derivative instruments to effectively convert the fixed rate interest payments into floating rate interest payments (collectively, “floating rate assets”). The Fund may count its assets attributable to investments in derivatives and other synthetic instruments that have economic characteristics similar to floating rate assets towards satisfaction of the 80% policy.

In connection with derivative transactions with Lehman Brothers entities as counterparty, on September 23, 2009 Lehman Brothers returned all cash collateral to the Funds and the Funds paid all outstanding liabilities owed to Lehman Brothers.

7.31.09 | PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report 41

PIMCO Floating Rate Income Fund Financial Highlights

For a share of common stock outstanding throughout each year:

	Year ended July 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$14.73	$17.38	$19.14	$19.51	$19.38
Investment Operations:
Net investment income	1.54	1.81	2.13	1.91	1.36
Net realized and change in unrealized gain (loss) on investments, futures contracts, options written, swaps, unfunded loan commitments and foreign currency transactions	(5.81)	(2.08)	(1.29)	(0.14)	0.39
Total from investment operations	(4.27)	(0.27)	0.84	1.77	1.75
Dividends and Distributions on Preferred Shares from:
Net investment income	(0.21)	(0.54)	(0.59)	(0.48)	(0.29)
Net realized gains	–	–	(0.00)†	–	–
Total dividends and distributions on preferred shares	(0.21)	(0.54)	(0.59)	(0.48)	(0.29)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(4.48)	(0.81)	0.25	1.29	1.46
Dividends and Distributions to Common Shareholders from:
Net investment income	(1.18)	(1.54)	(1.77)	(1.63)	(1.19)
Net realized gains	–	(0.30)	(0.24)	(0.03)	(0.14)
Total dividends and distributions to common shareholders	(1.18)	(1.84)	(2.01)	(1.66)	(1.33)
Net asset value, end of year	$9.07	$14.73	$17.38	$19.14	$19.51
Market price, end of year	$8.98	$13.98	$17.88	$20.02	$18.75
Total Investment Return (1)	(25.78)%	(12.26)%	(0.93)%	16.53%	(2.05)%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of year (000)	$165,982	$269,140	$316,289	$345,750	$351,708
Ratio of expenses to average net assets, including interest expense (2)(3)(4)	2.31%	1.68%	1.68%	1.53%	1.52%
Ratio of expenses to average net assets, excluding interest expense (2)(3)	2.20%	1.67%	1.55%	1.53%	1.52%
Ratio of net investment income to average net assets (2)	17.31%	11.18%	11.14%	9.91%	6.93%
Preferred shares asset coverage per share	$77,538	$57,030	$62,622	$66,133	$66,856
Portfolio turnover	98%	31%	62%	64%	83%

†	Less than $0.005 per share.
(1)

Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale of share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(k) in Notes to Financial Statements).
(4)	Interest expense primarily relates to investments in reverse repurchase agreement transactions.

42 PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report | 7.31.09 | See accompanying Notes to Financial Statements.

PIMCO Floating Rate Strategy Fund Financial Highlights

For a share of common stock outstanding throughout each period:

	Year ended July 31,			Eleven Months ended		For the period October 29, 2004* through
	2009	2008	2007	July 31, 2006†		August 31, 2005
Net asset value, beginning of period	$14.16	$16.76	$18.76	$18.98		$19.10	**
Investment Operations:
Net investment income	1.44	1.81	2.06	1.64		0.88
Net realized and change in unrealized gain (loss) on investments, futures contracts, options written, swaps, unfunded loan commitments and foreign currency transactions	(6.40)	(2.37)	(1.34)	–		0.31
Total from investment operations	(4.96)	(0.56)	0.72	1.64		1.19
Dividends and Distributions on Preferred Shares from:
Net investment income	(0.20)	(0.52)	(0.58)	(0.45)		(0.24)
Net realized gains	–	–	(0.00)††	–		–
Total dividends and distributions on preferred shares	(0.20)	(0.52)	(0.58)	(0.45)		(0.24)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(5.16)	(1.08)	0.14	1.19		0.95
Dividends and Distributions to Common Shareholders from:
Net investment income	(1.02)	(1.51)	(1.72)	(1.41)		(0.91)
Net realized gains	–	–	(0.42)	–		–
Return of capital	–	(0.01)	–	–		–
Total dividends and distributions to common shareholders	(1.02)	(1.52)	(2.14)	(1.41)		(0.91)
Capital Share Transactions:
Common stock offering costs charged to paid-in capital in excess of par	–	–	–	–		(0.03)
Preferred shares offering costs/underwriting discounts charged to paid-in capital in excess of par	–	–	–	–		(0.13)
Total capital share transactions	–	–	–	–		(0.16)
Net asset value, end of period	$7.98	$14.16	$16.76	$18.76		$18.98
Market price, end of period	$7.78	$12.80	$17.28	$18.87		$18.21
Total Investment Return (1)	(29.85)%	(18.08)%	2.73%	11.77%		(4.39)%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of period (000)	$341,949	$604,632	$712,152	$782,371		$789,094
Ratio of expenses to average net assets, including interest expense (2)(3)(4)	2.08%	1.60%	1.48%	1.47	%(5)	1.35	%(5)
Ratio of expenses to average net assets, excluding interest expense (2)(3)	1.96%	1.60%	1.48%	1.47	%(5)	1.35	%(5)
Ratio of net investment income to average net assets (2)	17.84%	11.59%	11.03%	9.51	%(5)	5.57	%(5)
Preferred shares asset coverage per share	$78,091	$56,481	$62,069	$65,722		$66,084
Portfolio turnover	96%	29%	65%	60%		47%

*	Commencement of operations.
**	Initial public offering price of $20.00 per share less underwriting discount of $0.90 per share.
†	Fiscal year-end changed from August 31 to July 31.
††	Amount less than $0.005 per share.
(1)

Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale of share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(k) in Notes to Financial Statements).
(4)	Interest expense primarily relates to investments in reverse repurchase agreement transactions.
(5)	Annualized.

See accompanying Notes to Financial Statements. | 7.31.09 | PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report 43

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

PIMCO Floating Rate Income Fund

PIMCO Floating Rate Strategy Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets applicable to common shareholders and of cash flows and the financial highlights present fairly, in all material respects, the financial positions of PIMCO Floating Rate Income Fund and PIMCO Floating Rate Strategy Fund (collectively hereafter referred to as the “Funds”) at July 31, 2009, the results of each of their operations and cash flows for the year then ended, the changes in each of their net assets applicable to common shareholders for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2009 by correspondence with the custodian, brokers and agent banks, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
September 25, 2009

44 PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report | 7.31.09

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds

Tax Information/Annual Shareholder Meeting Results (unaudited)

Tax Information:

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, Floating Rate Income and Floating Rate Strategy designate qualified dividend income of $474,202 and $508,034, respectively, or the maximum allowable amount.

There were no ordinary dividends paid by Floating Rate Income and Floating Rate Strategy during the year ended July 31, 2009, which qualified for the Dividends Received Deduction available to corporate shareholders.

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2009. In January 2010, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends and distributions received during calendar 2009. The amount that will be reported will be the amount to use on the shareholder’s 2009 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended July 31, 2009. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds.

Annual Shareholder Meeting Results:

The Funds held their annual meeting of shareholders on December 16, 2008. Common/Preferred shareholders voted as indicated below:

Floating Rate Income:

		Withheld
	Affirmative	Authority
Election of Paul Belica – Class II to serve until 2011	15,169,602	717,406

Election of Diana L. Taylor*† – Class II to serve until 2011	6,603	89

Messrs. Robert E. Connor*, Hans W. Kertess, William B. Odgen, IV, John C. Maney and R. Peter Sullivan III continue to serve as Trustees of Floating Rate Income.

Floating Rate Strategy:

		Withheld
	Affirmative	Authority
Election of Paul Belica – Class I to serve until 2011	32,732,638	2,383,253

Election of William B. Ogden, IV – Class I to serve until 2011	32,796,747	2,319,144

Election of Robert E. Connor* – Class I to serve until 2011	16,236	652

Election of Diana L. Taylor*† – Class II to serve until 2009	16,266	622

Messrs. Hans W. Kertess, John C. Maney and R. Peter Sullivan III continue to serve as Trustees of Floating Rate Strategy.

*	Preferred Shares Trustee
†	Diana L. Taylor resigned as Trustee of the Funds on September 10, 2009.

7.31.09 | PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report 45

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Changes to Investment Policies (unaudited)

Preferred Stock and Convertible Securities: Conversion to Common Stock. The Funds may invest in preferred stock and convertible securities, and these securities may allow for conversion into common stock. Effective April 6, 2009, each Fund’s investment policies were revised to make explicit that each Fund may hold common stock received from the conversion of other portfolio securities, such that common stocks may represent up to 20% of each Fund’s total assets. The Board of Trustees formally approved this policy based on a recommendation from the Investment Manager and the Sub-Adviser that having the ability to hold common stock under these circumstances would be in the best interest of the Funds and the Funds’ shareholders. The Investment Manager and Sub-Adviser believe it is in the best interests of the Funds to have the flexibility to participate in such conversions and to hold common stock received in such conversions until adequate value can be realized or it otherwise deems it appropriate to dispose of common stock holdings.

Holding common stock involves risks different from or in addition to the risks associated with debt instruments. The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. The value of a company’s equity securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. The value of an equity security may also fall because of factors affecting not only the company, but also companies in the same industry or sector, or in a number of different industries or sectors, such as increases in production costs. The value of a company’s equity securities may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates, adverse circumstances involving the credit markets, periods of relative illiquidity, volatility, and perceived or actual instability in the banking and financial service sectors. In addition, because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Equity securities generally have greater price volatility and usually produce lower yields than bonds and other debt securities.

Duration. The duration of each Fund has been changed such that under normal market conditions, the duration of each Fund will be within a short range of zero to three years.

46 PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report | 7.31.09

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Matters Related to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited)

The Investment Company Act of 1940 requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested Trustees (the “Independent Trustees”), voting separately, approve the Funds’ Management Agreements (the “Advisory Agreements”) with the Investment Manager and Portfolio Management Agreements (the “Sub-Advisory Agreements”, and together with the Advisory Agreements, the “Agreements”) between the Investment Manager and the Sub-Adviser. The Trustees met in person on June 16-17, 2009 (the “contract review meeting”) for the specific purpose of considering whether to approve the continuation of the Advisory Agreements and the Sub-Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from the Funds’ management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Board of Trustees, including a majority of the Independent Trustees, concluded that the continuation of the Funds’ Advisory Agreements and the Sub-Advisory Agreements, as amended, should be approved for a one-year period commencing July 1, 2009.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager or the Sub-Adviser under the applicable Agreement.

In connection with their contract review meeting, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the total return investment performance (based on net assets) of the Funds for various time periods and the investment performance of a group of funds with substantially similar investment classifications/objectives as the Funds identified by Lipper and the performance of applicable benchmark indices, (ii) information provided by Lipper on the Funds’ management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iii) information regarding the investment performance and management fees of comparable portfolios of other clients of the Sub-Adviser, including institutional separate accounts and other clients, (iv) the profitability to the Investment Manager and the Sub-Adviser from their relationship with the Funds for the one year period ended March 31, 2009, (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Funds, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Funds.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

As part of their review, the Trustees examined the Investment Manager’s and the Sub-Adviser’s abilities to provide high quality investment management and other services to the Funds. The Trustees considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Funds; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Adviser; and the level of skill required to manage the Funds. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Funds; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Funds; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Funds in the future under the Agreements, including each organization’s respective business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to each of the Funds given their respective investment objectives and

7.31.09 | PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report 47

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds

Matters Related to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited) (continued)

policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

Based on information provided by Lipper, the Trustees also reviewed each Fund’s total return investment performance as well as the performance of comparable funds identified by Lipper. In the course of their deliberations, the Trustees took into account information provided by the Investment Manager in connection with the contract review meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding each Fund’s performance.

In assessing the reasonableness of each Fund’s fees under the Agreements, the Trustees considered, among other information, each Fund’s management fee and the total expense ratio as a percentage of average net assets attributable to common and preferred shares and the management fee and total expense ratios of comparable funds identified by Lipper.

For each of the Funds, the Trustees specifically took note of how each Fund compared to its Lipper peers as to performance, management fee expenses and total expenses. The Trustees noted that the Investment Manager had provided a memorandum containing comparative information on the performance and expenses information of the Funds compared to their Lipper peer categories. The Trustees noted that while the Funds are not charged a separate administration fee, it was not clear whether the peer funds in the Lipper categories were charged such a fee by their investment managers.

The Trustees noted that each Fund was compared against a peer group of 33 funds for the 1-year performance period, 31 funds for the 3-year performance period and, for Floating Rate Income, 21 funds for the 5-year performance period. For the applicable periods, both Floating Rate Income and Floating Rate Strategy ranked in the bottom quintile for performance. However, each of the Funds moved into the top quintile for performance for the 3-months ended May 31, 2009 and Floating Rate Income ranked in the fourth quintile for the year-to-date ended May 31, 2009. Actual management fees for Floating Rate Income and Floating Rate Strategy were at the median and total expenses were below the median, thus placing Floating Rate Income in the second quintile for total expenses and Floating Rate Strategy in the first quintile for total expenses and placing both Floating Rate Income and Floating Rate Strategy in the third quintile for actual management fees, compared with an expense peer group of 8 funds. At the request of the Trustees, the Investment Manager and Sub-Adviser agreed to provide performance information related to the Funds on a monthly basis.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with the Investment Manager’s and the Sub-Adviser’s responses and efforts to continue to improve the Funds’ investment performance. The Trustees agreed to reassess the services provided by the Investment Manager and Sub-Adviser under the Agreements in light of the Funds’ ongoing performance at each quarterly Board meeting.

The Trustees also considered the management fees charged by the Sub-Adviser to other clients, including institutional separate accounts with investment strategies similar to those of the Funds. Regarding the institutional separate accounts, they noted that the management fees paid by the Funds are generally higher than the fees paid by these clients of the Sub-Adviser, but the Trustees were advised by the Sub-Adviser that the administrative burden for the Investment Manager and the Sub-Adviser with respect to the Funds are also relatively higher, due in part to the more extensive regulatory regime to which the Funds are subject in comparison to institutional separate accounts. The Trustees noted that the management fees paid by the Funds are generally higher than the fees paid by the open-end funds offered for comparison but were advised that there are additional portfolio management challenges in managing the Funds, such as the use of leverage and meeting a regular dividend.

The Trustees also took into account that the Funds have preferred shares outstanding, which increases the amount of fees received by the Investment Manager and the Sub-Adviser under the Agreements (because the fees are calculated based on either the Fund’s net assets or total managed assets, including assets attributable to preferred shares and other forms of leverage outstanding but not deducting any liabilities connected to the leverage). In this regard, the Trustees took into account that the Investment Manager and the Sub-Adviser have a financial incentive for the Funds to continue to have preferred shares outstanding, which may create a conflict of interest between the Investment

48 PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report | 7.31.09

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds

Matters Related to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited) (continued)

Manager and the Sub-Adviser, on one hand, and the Fund’s common shareholders, on the other. In this regard, the Trustees considered information provided by the Investment Manager and the Sub-Adviser indicating that each Fund’s use of leverage through preferred shares continues to be appropriate and in the interests of the respective Fund’s common shareholders.

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the profitability of the Investment Manager and the Sub-Adviser from their relationship with each Fund and determined that such profitability was not excessive.

The Trustees also took into account that, as closed-end investment companies, the Funds do not currently intend to raise additional assets, so the assets of the Funds will grow (if at all) only through the investment performance of each Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Funds.

After reviewing these and other factors described herein, the Trustees concluded with respect to each Fund, within the context of their overall conclusions regarding the Agreements, that the fees payable under the Agreements represent reasonable compensation in light of the nature and quality of the services being provided by the Investment Manager and Sub-Adviser to the Funds.

7.31.09 | PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report 49

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Privacy Policy/Proxy Voting Policies & Procedures (unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. To ensure clients’ privacy, we have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information

In the course of providing you with products and services, we and certain service providers to the Funds, such as the Funds’ investment adviser, may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law or as necessary for third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. In most cases, you will be clients of the third party, but we may also provide your personal and account information to your respective brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties

We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, the funds may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent or upon the request of the shareholder.

Sharing Information with Affiliates

We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs sponsored by us or our affiliates, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard your non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to you. In order to guard your non-public personal information, physical, electronic and procedural safeguards are in place.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 254-5197; (ii) on the Funds’ website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

50 PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report | 7.31.09

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Dividend Reinvestment Plan (unaudited)

Pursuant to the Funds’ Dividend Reinvestment Plan (the “Plan”), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by PNC Global Investment Servicing, as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by PNC Global Investment Servicing, as the Funds’ dividend disbursement agent.

Unless you elect (or your broker or nominee elects) not to participate in the Plan, the number of Shares you will receive will be determined as follows:

(1) If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Funds will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2) If on the payment date the net asset value of the Common Shares is greater than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Funds. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Funds and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Funds reserve the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Funds’ shareholder servicing agent, PNC Global Investment Servicing, P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 254-5197.

7.31.09 | PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report 51

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with Funds, Length of Service, Other Trusteeships/Directorships Held by Trustee; Number of Portfolios in Fund Complex/Outside Fund Complexes Currently Overseen by Trustee

Principal Occupation(s) During Past 5 Years:
The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105.

Hans W. Kertess
Date of Birth: 7/12/39
Chairman of the Board of Trustees since: 2007
Trustee since: 2003 – PFL/2004 – PFN

Term of office: Expected to stand for re-election at
2010 annual meeting of shareholders.

Trustee/Director of 50 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Paul Belica
Date of Birth: 9/27/21
Trustee since: 2003 – PFL/2005 – PFN

Term of office: Expected to stand for re-election at
2011 annual meeting of shareholders.

Trustee/Director of 50 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc. Formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.

Robert E. Connor
Date of Birth: 9/17/34
Trustee since: 2003 – PFL/2004 – PFN

Term of office: Expected to stand for re-election at
2010 – PFL/2011 – PFN annual meeting of shareholders.

Trustee/Director of 50 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Retired. Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.

William B. Ogden, IV
Date of Birth: 1/11/45
Trustee since: 2006

Term of office: Expected to stand for election at
2010 – PFL/2011 – PFN annual meeting of shareholders.

Trustee/Director of 50 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

R. Peter Sullivan III
Date of Birth: 9/4/41
Trustee since: 2003 – PFL/2004 – PFN

Term of office: Expected to stand for re-election at
2009 annual meeting of shareholders.

Trustee/Director of 50 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.

52 PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report | 7.31.09

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds

Board of Trustees (unaudited) (continued)

Name, Date of Birth, Position(s) Held with Funds, Length of Service, Other Trusteeships/Directorships Held by Trustee; Number of Portfolios in Fund Complex/Outside Fund Complexes Currently Overseen by Trustee

Principal Occupation(s) During Past 5 Years:
Diana L. Taylor† Date of Birth: 2/16/55 Trustee since: 2008 Trustee/Director of 45 Funds in Fund Complex Trustee/Director of Brookfield Properties Corporation of Sotheby’s and Citigroup Inc.	Managing Director, Wolfensohn & Co., 2007-present. Formerly, Superintendent of Banks, State of New York, 2003-2007.

John C. Maney††
Date of Birth: 8/3/59
Trustee since: 2006

Term of office: Expected to stand for re-election at
2009 – PFL/ 2010 – PFN annual meeting of shareholders.

Trustee/Director of 80 Funds in Fund Complex
Trustee/Director of No Funds outside the Fund Complex

Management Board of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and also Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006.

†

Ms. Taylor may be considered an “interested person” of the Funds due to her status as a Director of Citigroup Inc., commencing with her appointment to that position on July 24, 2009. Ms. Taylor resigned her position as a Director of the Federal National Mortgage Association (Fannie Mae) effective July 22, 2009. Ms. Taylor resigned as Trustee of the Funds on September 10, 2009.

††

Mr. Maney is an “interested person” of the Funds due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America L.P., Allianz Global Investors of America LLC and Allianz-Pac Life Partners LLC; Member – Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc., Oppenheimer Group, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Operating Officer of Allianz Hedge Fund Partners Holding L.P. and Allianz Global Investors U.S. Retail LLC; Member – Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group LLC; Management Board of Allianz Global Investors Fund Management LLC, Allianz Global Investors Management Partners LLC, Nicholas-Applegate Holdings LLC and OpCap Advisors LLC; Member – Board of Directors and Chief Operating Officer of PIMCO Global Advisors (Resources) Limited; Executive Vice President of PIMCO Japan Ltd; and Chief Operating Officer of Allianz Global Investors U.S. Holding II LLC, and Member and Chairman – Board of Directors, President and Chief Operating Officer of PFP Holdings, Inc.

7.31.09 | PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report 53

PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds
Fund Officers (unaudited)

Name, Date of Birth, Position(s) Held with Funds.	Principal Occupation(s) During Past 5 Years:
Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2002

Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 34 funds in the Fund Complex; Treasurer, Principal Financial and Accounting Officer of 46 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Director of 6 funds in the Fund Complex (2002-2008).

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal Financial and Accounting Officer since: 2002

Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 34 funds in the Fund Complex; Assistant Treasurer of 46 funds in the Fund Complex and The Korea Fund, Inc.

Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2004

Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Solutions LLC; Executive Vice President of Allianz Global Investors of America L.P; Vice President, Secretary and Chief Legal Officer of 80 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc. Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC, 1991-2004.

Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2007	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 80 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments, 2000-2005.

Richard J. Cochran Date of Birth: 1/23/61 Assistant Treasurer since: 2008

Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 80 funds in the Fund Complex; formerly, Tax manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2004

Senior Vice President and Chief Compliance Officer of Allianz Global Investors of America L.P.; Chief Compliance Officer of 80 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P., 2002-2004.

Kathleen A. Chapman Date of Birth: 11/11/54 Assistant Secretary since: 2006

Assistant Secretary of 80 funds in the Fund Complex. Formerly, Manager – Individual Investor Group Advisory Law, Morgan Stanley (2004-2005); Paralegal and Assistant Corporate Secretary, Prudential Financial, Inc. (formerly American Skandia, Inc.) (1996-2004).

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2006	Assistant Secretary of 80 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Research Assistant, Dechert LLP, 2004-2005; Research Assistant, Swidler Berlin Shereff Friedman LLP, 2002-2004.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

54 PIMCO Floating Rate Income/PIMCO Floating Rate Strategy Funds Annual Report | 7.31.09

Trustees Hans W. Kertess Chairman of the Board of Trustees Paul Belica Robert E. Connor John C. Maney William B. Ogden, IV R. Peter Sullivan III

Fund Officers

Brian S. Shlissel
President & Chief Executive Officer

Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo
Vice President, Secretary & Chief Legal Officer

Scott Whisten
Assistant Treasurer

Richard J. Cochran
Assistant Treasurer

Youse E. Guia
Chief Compliance Officer

Kathleen A. Chapman
Assistant Secretary

Lagan Srivastava
Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Sub-Adviser

Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.
801 Pennsylvania Avenue
Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

PNC Global Investment Servicing
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Ropes & Gray LLP
One International Place
Boston, MA 02110-2624

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Floating Rate Income Fund and PIMCO Floating Rate Strategy Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase shares of their common stock in the open market.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. The Funds’ Form N-Qs are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at www.allianzinvestors.com/closedendfunds.

On January 9, 2009, the Funds submitted CEO annual certifications to the New York Stock Exchange (“NYSE”) on which the Funds’ principal executive officer certified that he was not aware, as of the date, of any violation by the Funds of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Funds’ principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Funds’ disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Funds are available at www.allianzinvestors.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings.

To enroll, go to www.allianzinvestors.com/edelivery.

ITEM 2. CODE OF ETHICS

(a)             As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)            During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)             During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Paul Belica, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)                 Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $116,000 in 2008 and $116,000 in 2009.

b)                Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $16,000 in 2008 and $16,000 in 2009. These services consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.

c)                 Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $14,175 in 2008 and $14,175 in 2009. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)                All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)                 1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

PIMCO Floating Rate Income Fund (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audit of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services
Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares and semiannual report review)
Other attestation reports
Comfort letters
Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)             The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)             Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)             Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)          2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)            Not applicable

g)         Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2008 Reporting Period was $1,044,986 and the 2009 Reporting Period was $1,338,870.

h)         Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre- approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Robert E. Connor, Paul Belica, Hans W. Kertess, R. Peter Sullivan III and William B. Ogden, IV.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PIMCO FLOATING RATE INCOME FUND

PIMCO FLOATING RATE STRATEGY FUND

(each a “Trust”)

PROXY VOTING POLICY

1.                                       It is the policy of each Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination.  Each Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of a Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other.  Accordingly, each Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.                                       Each Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the particular Trust.  AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto.  A summary of the detailed proxy voting policy of PIMCO, the Trusts’ current sub-adviser, is set forth in Appendix B attached hereto.  Such summary may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policy.

3.                                       The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.                                       AGIFM and the sub-adviser of each Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.                                       The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trusts’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trusts’ Chief Compliance Officer.

6.                                       This Proxy Voting Policy Statement (including Appendix B), the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of PIMCO, the sub-adviser of each Trust with proxy voting authority, shall be made available (i) without charge, upon request, by calling 1-800-254-5197 and (ii) on the Trusts’ website at www.allianzinvestors.com.  In addition, to the extent required by applicable law or determined by the Trusts’ Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of PIMCO, the Trusts’ sub-adviser with proxy voting authority shall also be included in the Trusts’ Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

1.                                       It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination.  AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other.  Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.                                       AGIFM, for each fund which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.                                       The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.                                       AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.                                       The party voting the proxy shall:  (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

6.                                       This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-254-5197 and (ii) at www.allianzinvestors.com.  In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of October 7, 2009, the following individual has primary responsibility for the day-to-day implementation of the PIMCO Floating Rate Income Fund (PFL) and PIMCO Floating Rate Strategy Fund (PFN) (each a “Fund” and collectively, the “Funds”):

Cyrille Conseil
Mr. Cyrille Conseil, CFA, is the portfolio manager of the Funds. He has been the portfolio manager of the Funds since May 1, 2007 and is an executive vice president and portfolio manager at Pacific Investment Management Company LLC (“PIMCO”) in the Newport Beach office, with responsibility for PIMCO’s U.S. dollar bank loan exposure. He began his career at PIMCO as a senior member of the credit research team. Prior to joining PIMCO in 1998, he worked in the high-yield group at Moody’s Investors Service. He has 17 years of investment experience and holds an MBA from Columbia Business School. He received his undergraduate degree from the University of Pennsylvania.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the respective Fund managed by the Portfolio Manager as of July 31, 2009, including accounts managed by a team, committee, or other group that includes the Portfolio Manager.  Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
PM	Fund	#	AUM($million)	#	AUM($million)	#	AUM($million)
Cyrille Conseil	PFL	1	3,504.79	6	3,091.09	17	14,307.25
	PFN	1	1,706.99	6	3,091.09	17	14,307.25

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

(a) (3)

As of July 31, 2009, the following explains the compensation structure of the individual that shares primary responsibility for day-to-day portfolio management of the Funds:

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Key employees of PIMCO, including certain Managing Directors, Executive Vice Presidents, and Senior Vice Presidents, are eligible to participate in the PIMCO Class M Unit Equity Participation Plan, a long-term equity plan. The Class M Unit Equity Participation Plan grants options on PIMCO equity that vest in years three, four and five. Upon vesting, the options will convert into PIMCO M Units, which are non-voting common equity of PIMCO. M Units pay out quarterly distributions equal to a pro-rata share of PIMCO’s net profits. There is no assured liquidity and they may remain outstanding perpetually.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

(a)(4)

The following summarizes the dollar range of securities the portfolio manager for the Funds beneficially owned of the Funds that he managed as of July 31, 2009.

PIMCO Floating Rate Income Fund

PIMCO Floating Rate Strategy Fund

Portfolio Manager	Dollar Range of Equity Securities in each Fund
Cyrille Conseil	None

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH - Code of Ethics

(a) (2) Exhibit 99 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	PIMCO Floating Rate Income Fund

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date:	October 7, 2009

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date:	October 7, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date:	October 7, 2009

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date:	October 7, 2009